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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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CSG SYSTEMS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CSG Systems International, Inc.
9555 Maroon Circle
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF CSG SYSTEMS INTERNATIONAL, INC.

Date:	May 22, 2014
Time:	8:00 a.m. local time
Place:	Sofitel Chicago Water Tower Hotel 20 East Chestnut Street, Chicago, Illinois 60611

        Agenda:

  1.
  To elect three Class II Directors nominated by our Board of Directors.

  2.
  To approve, on an advisory basis, our executive compensation.

  3.
  To approve an amendment to increase the number of shares authorized for issuance under our Amended and Restated 2005 Stock Incentive Plan.

  4.
  To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2014.

  5.
  To transact any other business that properly comes before the meeting or any adjournment or postponement of the meeting.

        Record Date:    The Board of Directors fixed the close of business on March 28, 2014, as the record date for determining the stockholders of the Company who are entitled to notice of and to vote at the meeting and any adjournment thereof.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors of CSG Systems International, Inc.
Joseph T. Ruble Secretary

April 10, 2014

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING
TO BE HELD ON MAY 22, 2014

The proxy statement and the Company's Annual Report on Form 10-K are available at www.proxyvote.com.

        THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS ADOPTED A "NOTICE AND ACCESS" RULE THAT ALLOWS COMPANIES TO DELIVER A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS ("NOTICE OF INTERNET AVAILABILITY") TO STOCKHOLDERS IN LIEU OF A PAPER COPY OF THE PROXY STATEMENT, RELATED MATERIALS AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS (THE "PROXY MATERIALS").

        THE NOTICE OF INTERNET AVAILABILITY PROVIDES INSTRUCTIONS AS TO HOW STOCKHOLDERS CAN ACCESS THE PROXY MATERIALS ONLINE, CONTAINS A LISTING OF MATTERS TO BE CONSIDERED AT THE MEETING, AND SETS FORTH INSTRUCTIONS AS TO HOW SHARES CAN BE VOTED. SHARES MUST BE VOTED EITHER BY TELEPHONE, ONLINE OR BY COMPLETING AND RETURNING A PROXY CARD. SHARES CANNOT BE VOTED BY MARKING, WRITING ON AND/OR RETURNING THE NOTICE OF INTERNET AVAILABILITY. ANY NOTICES OF INTERNET AVAILABILITY THAT ARE RETURNED WILL NOT BE COUNTED AS VOTES. INSTRUCTIONS FOR REQUESTING A PAPER COPY OF THE PROXY MATERIALS ARE SET FORTH ON THE NOTICE OF INTERNET AVAILABILITY.

        ALL STOCKHOLDERS ARE WELCOME TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING AND ARE A STOCKHOLDER OF RECORD, YOU MAY VOTE IN PERSON. IF YOU WISH TO ATTEND AND VOTE AT THE MEETING AND YOUR SHARES ARE HELD IN "STREET NAME," YOU WILL NEED TO OBTAIN A PROXY FROM THE INSTITUTION THAT HOLDS YOUR SHARES AND SHOULD ADVISE SUCH INSTITUTION NOT TO VOTE YOUR SHARES. A PROXY WHICH YOU GIVE WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

CSG Systems International, Inc.
2014 Proxy Summary

This summary highlights information contained in this Proxy Statement. It is intended to assist you in your review of the proposals to be acted upon, and provide key information about the Company. For more complete information on any specific topic, please refer to the Table of Contents on the previous pages.

ANNUAL MEETING INFORMATION

Date:	May 22, 2014
Time:	8:00 a.m. local time
Place:	Sofitel Chicago Water Tower Hotel
20 East Chestnut Street, Chicago, Illinois 60611
Record Date:	March 28, 2014

PROPOSALS TO BE VOTED UPON

Proposal		Board Recommendation	Page #
1.	To elect three Class II Directors nominated by our Board of Directors	For All Nominees	10
2.	To approve, on an advisory basis, our executive compensation	For	50
3.	To approve an amendment to increase the number of shares authorized for issuance under our Amended and Restated 2005 Stock Incentive Plan	For	51
4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2014	For	59

DIRECTOR NOMINEES

Name	Age	Director since	Occupation	Independent	Committee
David G. Barnes	52	February 2014	Chief Financial Officer and a Director for MWH Global	Yes	• Audit
John L. M. Hughes	62	March 2011	Former Chairman of the Board of Intec Telecom Systems plc	Yes	• Compensation; • Nominating and Corporate Governance
Donald V. Smith	71	January 2002	Former Senior Managing Director of Houlihan Lokey Howard & Zukin, Inc.	Yes	• Compensation; • Nominating and Corporate Governance

BUSINESS HIGHLIGHTS

  •
  Achieved solid performance in 2013 delivering strong financial and operating results, and executing on many of our key initiatives to advance our business;

  •
  Expanded portfolio of solutions used in our clients' businesses—helping them roll out new products and services, drive cost efficiencies and enhance their customers' experience—while continuing to invest in our people and our products in a prudent and thoughtful manner;

  •
  Renewed long-term contracts into 2017 with two of our largest clients, Comcast Corporation and Time Warner Cable, Inc., together accounting for 30% of our total 2013 revenues;

  •
  Secured several long-term contracts for our new international managed services offering and expanded our client list for our content management and monetization platform, Content Direct; and

  •
  Initiated a quarterly cash dividend to stockholders for the first time in company history.

EXECUTIVE COMPENSATION HIGHLIGHTS

        Our compensation program is designed to create incentive compensation opportunities for our executives that align with the strategic goals of our Company and our stockholders' long-term interests. Here are the 2013 highlights:

  •
  Named executive officers (NEOs) received at target or slightly below target compensation under our incentive compensation programs as a result of the Company's 2013 performance against specified internal operational financial and stock price targets;

  •
  Performance-based component of our NEO long-term incentive restricted stock awards increased from 50% to 60%, making each NEO's total target compensation 50% or more performance-based; and

  •
  91% of the votes cast at our 2013 annual meeting approved of, on an advisory basis, the compensation paid to our NEOs.

GOVERNANCE HIGHLIGHTS

  •
  All directors independent (other than our CEO);

  •
  Independent board chair and regular executive sessions of independent directors;

  •
  Each director attended at least 75% of the board and applicable committee meetings;

  •
  Three active standing board committees comprised solely of independent directors;

  •
  Regular succession planning discussions;

  •
  Meaningful director and executive stock ownership guidelines; and

  •
  Directors may not stand for election after age 75.

CSG Systems International, Inc.
9555 Maroon Circle
Englewood, Colorado 80112

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 22, 2014
Sofitel Chicago Water Tower Hotel, 20 East Chestnut Street, Chicago, Illinois 60611
8:00 a.m. local time

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING AND VOTING

Q:    Why am I receiving these materials?

A:
CSG Systems International, Inc. ("we," "us," "our" or the "Company") will hold our 2014 Annual Meeting of Stockholders on May 22, 2014. These proxy materials explain the items of business that will be brought to a vote.

  As a stockholder, you are invited to attend and vote at our Annual Meeting, or at any adjournment or postponement thereof. To ensure your vote is counted, the Board of Directors (the "Board") is soliciting your proxy to vote on your behalf.

Q:    What information is contained in this proxy statement?

A:
This proxy statement explains the proposals to be voted on at the Annual Meeting and the voting process, and provides information about corporate governance, our Board and the compensation of our directors and certain executive officers.

Q:    How do I get electronic access to the proxy materials?

A:
You may view our proxy materials at www.proxyvote.com.

Q:    What items of business will be voted on at the Annual Meeting?

A:
There are four proposals scheduled to be voted on at the Annual Meeting:

Proposal	Board recommendation
Proposal 1—To elect three Class II Directors nominated by our Board	FOR each nominee
Proposal 2—To approve, on an advisory basis, our executive compensation	FOR
Proposal 3—To approve an amendment to increase the number of shares authorized for issuance under the Amended and Restated 2005 Stock Incentive Plan	FOR
Proposal 4—To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2014	FOR

  Each of these proposals is discussed in this proxy statement.

  We also will consider any other business that properly comes before the Annual Meeting.

Q:    What shares can I vote?

A:
You are entitled to one vote for each share of our common stock that you own as of the close of business on March 28, 2014 (the "record date"). You also can vote all shares for which you hold a valid proxy. At the close of business on the record date, there were [34,086,903] shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q:    May I attend the Annual Meeting?

A:
You may attend the Annual Meeting only if you were a stockholder of the Company as of the record date or you hold a valid proxy for the Annual Meeting. You can vote your shares even if you do not attend the Annual Meeting, and we encourage you to do so.

Q:    May I vote my shares in person at the Annual Meeting?

A:
If you are a stockholder of record—meaning you hold our common stock in your name—you may vote those shares in person at the Annual Meeting. If you are a beneficial owner—meaning that a broker, bank, trustee, or other nominee holds your common stock in "street name"—you can vote at the Annual Meeting only if you obtain a legal proxy from the record holder giving you the right to vote the shares.

  Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.

Q:    May I vote my shares without attending the Annual Meeting?

A:
You may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you will receive a "Notice of Internet Availability" which provides instructions as to how stockholders can access the Proxy Materials online, contains a listing of matters to be considered at the meeting, and sets forth instructions as to how shares can be voted by telephone, online or by completing and returning a proxy card. If you hold shares beneficially in street name, your broker, bank, trustee or nominee has the right to vote the shares, but should provide you a means to give voting instructions.

Q:    May I change my vote?

A:
You may change your vote at any time before we take the vote at the Annual Meeting.

  If you are the stockholder of record, there are three ways to change your vote: (1) deliver a new proxy bearing a later date (which automatically revokes your earlier proxy) by mail, telephone, or over the Internet, (2) provide a written notice of revocation to our Secretary, or (3) attend the Annual Meeting, specifically revoke your proxy, and vote in person. If you attend the Annual Meeting but do not specifically revoke your previously granted proxy, that proxy will remain in effect.

  If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee. Alternatively, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, you can attend the Annual Meeting and vote in person.

Q:    How many shares must be present or represented to conduct business at the Annual Meeting?

A:
We can hold the Annual Meeting and transact business if a majority of the issued and outstanding shares of common stock entitled to vote are present in person or represented by proxy.

  Abstentions are counted for the purpose of determining whether there is a quorum. "Broker non-votes" are counted for the purpose of determining whether there is a quorum so long as the bank, broker, or nominee uses its "discretionary authority" to vote on Proposal 4. Broker non-votes and discretionary authority are described below.

Q:    What is the voting requirement to approve each of the proposals?

A:
For Proposal 1, the election of directors, the three individuals who receive the highest number of affirmative FOR votes at the Annual Meeting will be elected. Each of Proposals 2, 3 and 4 will be approved if the proposal receives the affirmative FOR vote of a majority of the votes cast on the proposal.

  Abstentions are considered votes cast, and thus have the same effect as AGAINST votes. Broker non-votes are not considered votes cast with respect to Proposals 1, 2 and 3, and will not affect the outcome on those matters.

Q:    How are votes counted?

A:
Votes cast in person or by proxy will be tabulated by the inspector appointed for the Annual Meeting. In the election of directors, you may vote FOR all or some of the nominees or your vote may be WITHHELD with respect to one or more of the nominees. If you provide specific instructions on your proxy card, your shares will be voted as you instruct. If you do not give instructions, your shares will be voted as recommended by the Board.

Q:    Is cumulative voting permitted for the election of directors?

A:
No. You may not cumulate your votes for the election of directors.

Q:    What happens if additional matters are presented at the Annual Meeting?

A:
We are not aware of any business to be acted upon at the Annual Meeting other than the four proposals described in this proxy statement. If you grant a proxy, the individuals named as proxy holders, Peter E. Kalan and Joseph T. Ruble, and each or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason a nominee is not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as the Board may nominate.

Q:    Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. Our directors, executives and regular employees, without additional remuneration, and their appointed agents, may solicit proxies or votes in person, by telephone or by electronic communication. We will request banks, brokers, and other fiduciaries to forward proxy materials to the owners of stock held in their names and will reimburse the reasonable out-of-pocket expenses incurred in connection with that distribution.

Q:    Where can I find the voting results of the Annual Meeting?

A:
We intend to announce voting results on a Current Report on Form 8-K filed with the SEC no later than four business days after the Annual Meeting.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Directors

        Our current directors include: David G. Barnes, Ronald H. Cooper, John L. M. Hughes, Peter E. Kalan, Janice I. Obuchowski, Donald B. Reed, Bernard W. Reznicek, Frank V. Sica, Donald V. Smith and James A. Unruh. Mr. Reznicek's term will end at our Annual Meeting in accordance with our director retirement age policy as detailed in our Corporate Governance Guidelines (located at http://ir.csgi.com/documents.cfm).

Director Independence

        The Board has determined that every Board member except Mr. Kalan, our President and Chief Executive Officer (CEO), is an "independent director" as defined in the applicable rule of The Nasdaq Stock Market, Inc., or NASDAQ. We believe that having a Board made up predominantly of independent, experienced directors with independent oversight by a non-executive Chair (as further described below) benefits our Company and our stockholders.

Communications with the Board

        We invite stockholders to send written communications to the Board or to individual Board members. Please send your letter in care of the Secretary of the Company at the address shown on the first page of this proxy statement. If a letter relates to publicly available information about the Company or our stock, the Secretary will respond to the writer directly. If a letter is primarily commercial in nature or relates to an improper or irrelevant topic, the Secretary will make a record of it, but will not transmit the communication to the Board. Any letter that relates to accounting, internal accounting controls, or auditing matters will be forwarded to the Chair of the Audit Committee. All other letters will be forwarded to the entire Board or to the individual Board member(s) to whom they are addressed.

Annual Meeting Attendance

        Historically, very few stockholders have attended the Company's annual meetings of stockholders; almost all stockholders who vote do so by proxy. Accordingly, directors are not required to attend our annual meetings. We expect employee directors to attend if their schedules permit, and non-employee directors are welcome to attend if they wish. All of our directors attended our 2013 Annual Meeting. The Board has scheduled our 2014 Annual Meeting to coincide with a regular quarterly meeting of the Board so that all members present at the quarterly meeting of the Board can attend the Annual Meeting as well.

Director Attendance at Board Meetings

        During 2013, the Board held five meetings. All directors attended at least 75% of the total number of meetings of the Board and of the committees on which they served. In addition, the Board held four executive sessions during 2013 during which only independent directors were present.

Board Committees

Audit Committee

        The Audit Committee is presently composed of Mr. Barnes, Ms. Obuchowski, Mr. Reed and Mr. Reznicek (Chair). The Audit Committee's primary purposes are to oversee our accounting and financial reporting processes, the audits of our financial statements, and our risk and compliance management programs.

        As required by the Audit Committee Charter (located at http://ir.csgi.com/documents.cfm), all members of the Audit Committee satisfy all NASDAQ requirements applicable to audit committee members and are "independent" as defined by the rules promulgated by the SEC under the Exchange Act, and by NASDAQ. The Board has determined that Messrs. Reed, Barnes and Reznicek are "audit committee financial experts" as defined by applicable rules. The Audit Committee held four meetings during 2013.

        Risk and Compliance Oversight.     To administer our risk management program, we established a Business Risk Committee comprised of our NEOs (see the Compensation Discussion and Analysis beginning on page 20), chaired by our Chief Financial Officer, and coordinated by our internal audit department. The internal audit department reports directly to the Audit Committee, and prepares a quarterly report for the Audit Committee summarizing material existing and emerging business risks.

        We also maintain a formal risk assessment and risk mitigation program that is administered by our Chief Financial Officer. Executive officers, in conjunction with members of our internal audit department, review this program periodically throughout the year. This program is intended to: (1) identify those risks that are most likely to affect our business, (2) assign an executive to be responsible for monitoring and mitigating those risks, and (3) provide a formal mechanism for the assigned executive to report back periodically on the adequacy and effect of mitigation efforts. The Audit Committee and the Board review the results of this program at each regularly scheduled meeting. In addition, our Chief Compliance Officer reports to the Audit Committee on an annual basis and is authorized to personally communicate with the Audit Committee on all matters relating to our compliance program.

Compensation Committee

        The Compensation Committee presently is, and in 2013 was, composed of Messrs. Cooper, Hughes, Sica (Chair), Smith and Unruh. The Compensation Committee's primary purposes are to review and recommend senior management compensation and benefits policies generally, evaluate the performance of our executive officers, and review and recommend the compensation of our executive officers. In addition, the Compensation Committee has independent authority to administer and grant equity awards under our equity plans and our Performance Bonus Program for executive officers. The Compensation Committee also is responsible for ongoing oversight and evaluation of our compensation policies and practices for employees generally as they relate to risk management.

        As required by the Compensation Committee Charter (located at http://ir.csgi.com/documents.cfm), all members of the Compensation Committee are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986 and are "independent" as defined by the rules promulgated by the SEC under the Exchange Act, and by NASDAQ. The Compensation Committee meets at least quarterly, and held four meetings during 2013.

        Determining Executive Officer Compensation and Use of Independent Compensation Consultant.     To assist it with its responsibilities, the Compensation Committee retains an independent compensation consultant, consults with our Chief Executive Officer and Senior Vice President of Human Resources, and draws upon the extensive business experience of its members. The Compensation Committee directs the independent compensation consulting firm to prepare a comprehensive formal assessment of the competitiveness of our executive officer compensation program, including a comparison of the principal components of our program (base salaries, performance bonuses and equity awards) with those of a peer group of other public companies. The Compensation Committee considers this assessment and other data provided by the consultant in arriving at its decisions or recommendations to the Board with respect to base salaries, performance bonuses and long-term incentives for our executive officers. For additional information about our executive compensation program, see the Compensation Discussion and Analysis beginning on page 20.

        The Compensation Committee periodically evaluates the qualifications of its independent compensation consultant. In August 2011, the Compensation Committee selected Pearl Meyer & Partners ("PM&P") as its independent compensation consultant. During 2013, PM&P provided only executive compensation guidance to the Compensation Committee and did not provide any other services to the Company. During 2013, the Compensation Committee requested information from PM&P, our executives and our Board members in order to assess the independence of PM&P as the Committee's compensation consultant and to determine whether PM&P's work raised any conflict of interest. Based on the information provided, the Compensation Committee determined that PM&P was independent and that the work of PM&P did not raise a conflict of interest.

        Determining Non-Employee Director Equity Awards.     In making equity awards to our non-employee directors, the Compensation Committee considers relevant information provided by the independent compensation consultant and the recommendations of our Nominating and Corporate Governance Committee and the Board.

        Risks Related to Compensation Policies and Practices for All Employees.     The Compensation Committee does not believe that any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. A number of the factors considered by the Compensation Committee when it develops executive compensation recommendations have the effect of mitigating risk. Additionally, executive officers and certain members of senior management regularly review our employee compensation policies and practices, including the elements of our compensation programs, to determine whether any element or program design encourages excessive risk taking. The Board and senior management consider the following factors that reduce the likelihood of excessive risk taking:

  •
  Our compensation program consists of a balance of multiple elements, including base salary, annual cash incentive programs and, for some employees, long-term equity incentive awards that are earned over a number of years.

  •
  The structure of our annual cash incentives for senior executives includes multiple performance measures that are objective and quantifiable with a corresponding minimum and maximum payout range and our sales compensation plan includes provisions to mitigate risk to the Company.

  •
  A significant portion of our executive officers' pay is tied to long-term equity awards based on the achievement of pre-determined financial measures that we believe link the long-term interests of our executives with those of our stockholders.

  •
  Our executive officers are subject to stock ownership guidelines and must comply with our insider trading policy.

  •
  We have effective management processes, including a formal risk assessment process and strong internal controls.

  •
  Our Board and Audit Committee maintain regular oversight of our risk management program.

        Compensation Committee Interlocks and Insider Participation.     No member of the Compensation Committee has ever been an officer or employee of the Company. In 2013, no member of the Compensation Committee had any relationship or transaction with the Company that would require disclosure as a "related person transaction" under SEC rules. During 2013, none of our executive officers served on the board of directors or compensation committee of any other entity whose executive officer(s) served as a member of our Board or Compensation Committee.

 Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee presently is composed of Mr. Cooper (Chair), Mr. Hughes, Ms. Obuchowski and Mr. Smith. The Nominating and Corporate Governance Committee's primary purposes are to identify individuals qualified to become Board members, recommend to the Board nominees for election as directors and directors for appointment to Board committees, evaluate the Board's performance, review and recommend the compensation of our directors, and develop and recommend for Board approval our Corporate Governance Guidelines and Code of Conduct.

        The Nominating and Corporate Governance Committee Charter (located at http://ir.csgi.com/documents.cfm) requires that a majority of the members be independent directors. The Nominating and Corporate Governance Committee held four meetings during 2013.

        What We Look for in Director Nominees.     In recommending nominees for election as directors, the Nominating and Corporate Governance Committee reviews the present composition of the Board to determine the qualities, skills and areas of expertise needed to enable the Board and its committees to properly discharge their responsibilities. The Nominating and Corporate Governance Committee historically has relied upon members of the Board and our Chief Executive Officer to recommend potential candidates for service on the Board. The Nominating and Corporate Governance Committee considers it necessary for the Board to have at least one independent member who qualifies as an "audit committee financial expert" and takes that requirement into account when recommending nominees. When identifying and assessing a candidate's qualifications, the Nominating and Corporate Governance Committee considers, among other things, the number and type of other boards on which the candidate serves; the candidate's other business and professional commitments and potential conflicts of interest; the candidate's ability and willingness to devote the required amount of time to service as a Board member and as a member of one or more Board committees; and the candidate's age, background, reputation, independence, experience, skills and judgment.

        Our Nominating and Corporate Governance Committee considers the diversity of the Board's membership when nominating directors. We interpret the term "diversity" in its broadest sense and believe it encompasses many attributes, including age, background, experience, skills, substantive expertise, gender, ethnicity, geography and education. Our Board is particularly interested in maintaining a collective group of individuals with experience in operations, finance, accounting, marketing, human resources, sales and international business, particularly in the technology and communication service provider and related industries. We also consider whether nominees are active or retired executive officers of public or private companies and whether they have ever served on the board of a public company.

        Our Board members also should display the personal attributes necessary to be effective directors: integrity, sound judgment, independence, ability to operate collaboratively, and a fiduciary commitment to the Company and our stockholders. We believe the current members of our Board have a diverse set of business and personal experiences, backgrounds and expertise, and that they all share the personal attributes described above.

        Shareholder Recommended Director Candidates.     The Nominating and Corporate Governance Committee will consider qualified nominees recommended by our stockholders for election as directors. A stockholder who wishes to recommend a nominee for the Board should submit the recommendation in writing to the Secretary of the Company at the address shown on page 62 of this proxy statement, indicating the proposed nominee's qualifications and other relevant biographical information and providing written confirmation that the proposed nominee consents to serve as a director if nominated and elected. The Secretary of the Company will forward qualifying recommendations from stockholders to the chair of the Nominating and Corporate Governance Committee for further review and consideration. Our bylaws provide that stockholder nominations for election to the Board are subject to certain advance notice and informational requirements. Stockholders may obtain a copy of the relevant bylaw provisions from the Secretary of the Company.

Board Leadership Structure

        Since 2005, an independent director has served as non-executive Chair of the Board. Currently, Mr. Reed serves in that position. We believe it is beneficial to separate the roles of Board Chair and Chief Executive Officer for two reasons: the responsibilities of each position can be clearly delineated, and each individual can devote more time to a single position.

        Our Corporate Governance Guidelines permit the Board to modify this leadership structure. In the future, if the Board believes it would be in the best interest of the Company and our stockholders, the Board may decide that one person should serve as both Chief Executive Officer and Board Chair.

Code of Conduct

        Our Board has adopted a Code of Conduct applicable to all directors, officers and employees of the Company and our subsidiaries. Our Code of Conduct and Corporate Governance Guidelines are available on our website under Investor Relations, Corporate Governance, located at http://ir.csgi.com/documents.cfm. Information on our website is not incorporated by reference in this proxy statement. We will disclose on our website any amendments to our Code of Conduct, or any waiver of a provision of our Code of Conduct that is required to be disclosed under applicable rules of the SEC. Historically, we have had minimal changes to our Code of Conduct, and there have not been any waivers that are required to be disclosed.

COMPENSATION OF DIRECTORS

        During 2013, each non-employee director of the Company received an annual fee of $75,000, payable in quarterly installments. Additionally, each non-employee director receives an annual equity grant of restricted stock as determined by the Compensation Committee which vests on the first anniversary of grant. The annual Chair retainers in 2013, also paid in quarterly installments, were as follows:

  •
  Chair of the Board: $50,000

  •
  Chair of the Audit Committee: $16,000

  •
  Chair of the Nominating and Corporate Governance Committee: $10,000

  •
  Chair of the Compensation Committee: $16,000

        A director who is an officer or employee of the Company does not receive additional compensation for serving as a director or committee member. Mr. Kalan is the only current officer or employee of the Company who serves as a director, and he does not currently serve on any Board committee.

 2013 Director Compensation

        The following table contains information concerning the compensation of the Company's non-employee directors for 2013. All amounts have been rounded to the nearest dollar.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Ronald H. Cooper	$85,000	$98,280	$183,280
John L. M. Hughes	$75,000	$98,280	$173,280
Janice I. Obuchowski	$75,000	$98,280	$173,280
Donald B. Reed	$125,000	$98,280	$223,280
Bernard W. Reznicek	$91,000	$98,280	$189,280
Frank V. Sica	$91,000	$98,280	$189,280
Donald V. Smith	$75,000	$98,280	$173,280
James A. Unruh	$75,000	$98,280	$173,280

Totals	$692,000	$786,240	$1,478,240

(1)
This column reflects the aggregate grant date fair value of restricted stock awards granted during the year computed in accordance with the accounting rules, FASB ASC Topic 718. The aggregate grant date fair value is calculated using the closing price of our common stock on the date of grant, August 21, 2013. Each Board member was granted 4,000 shares of restricted stock in 2013, which will vest one year from the date of grant.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board is divided into three classes presently consisting of three Class I Directors, four Class II Directors and three Class III Directors whose present terms continue until the annual meetings of stockholders of the Company to be held in 2016, 2014 and 2015, respectively, and until their respective successors are elected and qualified.

        Unless the proxy is marked otherwise, the person acting under the accompanying proxy will vote to elect Messrs. Barnes, Hughes and Smith, as the Class II Directors to serve until 2017. The proxy may not be voted for more than three directors. If a nominee is unable to serve, then the person acting under the proxy may vote the proxy for the election of a substitute nominee. The Company presently expects that all of the three nominees will be able to serve.

The Board recommends that stockholders vote FOR the election of
Messrs. Barnes, Hughes and Smith as Class II Directors.

        The following information relates to the Board's nominees for election at the Annual Meeting and to the other directors of the Company whose terms of office will continue after the Annual Meeting:

Nominees for Class II Directors—Term Expires in 2017:

DAVID G. BARNES
Age: 52	Board Committees:
Director Since: February 2014	• Audit Committee

        Mr. Barnes currently serves as the Chief Financial Officer and a director for MWH Global, a private, employee-owned global provider of environmental engineering, construction and strategic consulting services. From 2006 to 2008, he was Executive Vice President of Western Union Financial Services. From 2004 to 2006, Mr. Barnes served as Chief Financial Officer of Radio Shack Corporation. From 1999 to 2004, he was Vice President, Treasurer and U.S. Chief Financial Officer for Coors Brewing Company. Mr. Barnes holds an M.B.A. degree from the University of Chicago and a B.A. degree from Yale University.

Skills and Qualifications

        Corporate Governance—Significant knowledge of public company governance functions such as approval of annual budgets and compensation, and experience being accountable to stakeholders for the organization's financial performance, gained through executive financial positions at public companies. Also serves as a director of MWH Global.

        Financial Experience—Almost 30 years' experience in finance and strategic development gained from a wide spectrum of well-known and respected companies, including Western Union Financial Services, Radio Shack Corporation and Coors Brewing Company. Hands-on strategic, financial and business development experience in emerging and mature markets at both domestic and global companies.

        Leadership Experience—Oversaw all financial activities for the United States business and performed the global investor relations function at Coors. Extensive experience in driving shareholder value in a variety of complex international businesses.

JOHN L. M. HUGHES
Age: 62	Board Committees:	Other Public Directorships:
Director Since: March 2011	• Compensation Committee	• Spectris plc (Chairman)
	• Nominating and Corporate Governance Committee	• Telecity Group plc (Chairman) • Sepura plc (Chairman)
Former Public Directorships Held During the Past Five Years:
• Vitec Group plc (June 2013)
• NICE-Systems Ltd. (September 2011)
• Intec Telecom Systems plc (Chairman, November 2010)
• Chloride Group plc (September 2010)
• Parity Group plc (Chairman/Deputy Chairman, May 2010)
• Barco N.V. (April 2009)

        Mr. Hughes previously served as Chairman of the board of directors for Intec Telecom Systems plc for nearly six years until it was acquired by us in 2010. Mr. Hughes currently serves as Chairman for several public corporations and for privately-held Just-Eat Group Holdings Limited. He also is a director for privately-held Scorpion Ventures Limited. Mr. Hughes has been an advisor to Oakley Corporate Finance since 2012 and previously served as an advisor to Advent International, a private equity fund, from 2008 to 2011. Prior to his board positions, from 2000 to 2004, Mr. Hughes served as Executive Vice President and Chief Operating Officer for Thales Group, a European provider of complex systems for the defense, aerospace and commercial markets. Prior to 2000, he served as President of GSM/UMTS Wireless Networks of Lucent Technologies, and as a director of Convex Global Field Operations and Vice President and Managing Director of Convex Europe, a division of Hewlett-Packard Company. Mr. Hughes holds a B.S. degree in Electrical and Electronic Engineering from the Hatfield Polytechnic (now the University of Hertfordshire).

Skills and Qualifications

        Corporate Governance—Extensive knowledge of public company governance functions including monitoring the performance of chief executive officers, approving annual budgets and compensation, and being accountable for the organization's performance, gained through roles as chairman and director for several companies.

        Financial Experience—Extensive experience in leading global companies, making and integrating acquisitions, implementing restructuring programs, and enhancing shareholder value through effective management selection and development, sales growth strategies and operational excellence.

        Leadership Experience—Several chairman and director positions for large, global communications and technology companies, as well as senior executive positions at various international communications and technology companies including lengthy periods living and working in the United States and France. Direct responsibility for major joint ventures in Japan and Australia and large development centers in India and China.

DONALD V. SMITH
Age: 72	Board Committees:
Director Since: January 2002	• Compensation Committee
• Nominating and Corporate Governance Committee

        Mr. Smith is presently retired. Previously, he served as Senior Managing Director of Houlihan Lokey Howard & Zukin, Inc., an international investment banking firm with whom he had been associated from 1988 through 2009, and where he served on the board of directors. From 1978 to 1988, he served as a Principal with Morgan Stanley & Co. Inc., where he headed the company's valuation and reorganization services. He also serves on the board of directors of several non-profit organizations. Mr. Smith holds an M.B.A. degree from the Wharton Graduate School of the University of Pennsylvania and a B.S. degree from the United States Naval Academy.

Skills and Qualifications

        Corporate Governance—Significant experience serving as a director of several public and non-profit companies.

        Financial Experience—Over 40 years of expertise in financial, investment and valuation analysis as an executive with international investment firms, notably as Senior Managing Director of Houlihan Lokey Howard & Zukin, Inc. and as Principal with Morgan Stanley & Co. Inc., dealing with corporate finance, mergers, acquisitions, financial restructurings and other financial activities. Provided international investment banking advice and service to clients in various industries around the world.

        Industry Experience—Significant advisory experience in markets directly related to our core competency, namely business services, data processing, software and information technology.

Class I Directors—Term Expires in 2016:

RONALD H. COOPER
Age: 57	Board Committees:
Director Since: November 2006	• Compensation Committee
• Nominating and Corporate Governance Committee (Chair)

        Mr. Cooper is presently retired. He most recently served as the President and Chief Executive Officer of Clear Channel Outdoor Americas, Inc. from 2009 through 2012. Previously, he was a Principal at Tufts Consulting LLC from 2006 through 2009. He spent nearly 25 years in the cable and telecommunications industry, most recently at Adelphia Communications where he served as President and Chief Operating Officer from 2003 to 2006. Prior to Adelphia, Mr. Cooper held a series of executive positions at AT&T Broadband, RELERA Data Centers & Solutions, MediaOne and its predecessor Continental Cablevision, Inc. He has served on various boards of directors and committees with the National Cable Television Association, California Cable & Telecommunications Association, Cable Television Association for Marketing, New England Cable Television Association and Outdoor Advertising Association of America. Mr. Cooper holds a B.A. degree from Wesleyan University.

Skills and Qualifications

        Corporate Governance—Director and committee positions with various industry associations and non-profit boards of directors.

        Industry Experience—Nearly 25 years of experience in the communications industry serving in executive positions at Adelphia, AT&T Broadband, RELERA Data Centers & Solutions, MediaOne and its predecessor Continental Cablevision.

        Leadership Experience—Served in multiple senior executive roles, including as President and Chief Executive Officer of Clear Channel Outdoor Americas, Inc. and as President and Chief Operating Officer at Adelphia Communications. Experience in the acquisition and development of executive talent.

JANICE I. OBUCHOWSKI
Age: 62	Board Committees:	Other Public Directorships:
Director Since: November 1997	• Audit Committee	• Orbital Sciences Corporation
	• Nominating and Corporate Governance Committee	• Inmarsat

        Ms. Obuchowski is the founder and President of Freedom Technologies, Inc., a research and consulting firm providing public policy and strategic advice to companies in the communications sector, government agencies and international clients, since 1992. She was previously Chairman and the founder of Frontline Wireless, Inc., a public safety network start-up from 2007 through 2008. In 2003, Ms. Obuchowski was appointed by President George W. Bush to serve as Ambassador and Head of the U.S. Delegation to the World Radiocommunication Conference. She has served as Assistant Secretary for Communications and Information at the Department of Commerce, as Administrator for the National Telecommunications and Information Administration (NTIA) and as the head of international government relations at NYNEX. She also has served on several non-profit boards. She holds a J.D. degree from Georgetown University and a B.A. degree from Wellesley College, and also attended the University of Paris.

Skills and Qualifications

        Corporate Governance—Broad governance experience from her service as a director of multiple public companies and non-profit organizations.

        Industry Experience—Extensive knowledge and expertise on various facets of the competitive landscape and government regulations impacting the communications sector. Experience in international business affairs through her current and prior board positions, government appointments supporting international communications policies, and as head of international government relations at NYNEX.

        Leadership Experience—Current President of Freedom Technologies, Inc. and former Chairman of Frontline Wireless. Led the NTIA, a government agency with policy, spectrum management, and government research facility responsibilities. Responsible for major United States delegations and support personnel at international conferences.

DONALD B. REED
Age: 69	Board Committees:
Director Since: May 2005	• Audit Committee
Chairman Since: January 2010
Former Public Directorships Held During the Past Five Years:
• Idearc Media (formerly Verizon Yellow Pages) (November 2009)

        Mr. Reed is retired, having served as Chief Executive Officer of Cable & Wireless Global from May 2000 to January 2003. Cable & Wireless Global, a subsidiary of Cable & Wireless plc, is a provider of internet protocol (IP) and data services to business customers in the United States, United Kingdom, Europe and Japan. From June 1998 until May 2000, Mr. Reed served Cable & Wireless in various other executive positions. Mr. Reed's career includes 30 years at NYNEX Corporation (now part of Verizon), a regional telephone operating company. From 1995 to 1997, Mr. Reed served NYNEX Corporation as President and Group Executive with responsibility for directing the company's regional, national and international government affairs, public policy initiatives, legislative and regulatory matters, and public relations. Mr. Reed holds a B.A. degree in History from Virginia Military School.

Skills and Qualifications

        Corporate Governance—Significant experience serving as a director of multiple public companies, including large multinationals, and his current position as Chairman of privately-held Oceus Networks Inc.

        Financial Experience—Held executive management positions at several multi-billion dollar corporations where he developed expertise in financial management, risk assessment, investment knowledge and strategic business development.

        Leadership Experience—Over 30 years of experience in the domestic and international telecommunications industry including executive leadership positions as Chief Executive Officer for Cable & Wireless Global and as President and Group Executive for NYNEX Corporation. Extensive experience in developing and implementing strategies and policies for the acquisition and development of executive talent.

Class III Directors—Term Expires in 2015:

PETER E. KALAN
Age: 54
Director Since: December 2007
President and Chief Executive Officer Since: December 2007

        Mr. Kalan currently serves as our President and Chief Executive Officer. He joined the Company in January 1997, was appointed as our Chief Financial Officer in August 2000, and named an Executive Vice President in 2004. In April 2005, he became our Executive Vice President of Business and Corporate Development. In December 2007, Mr. Kalan was appointed President and Chief Executive Officer and a member of our Board. Prior to joining the Company, he was the Chief Financial Officer at Bank One, Chicago. He also held various other financial management positions with Bank One in Texas and Illinois from 1985 through 1996. Mr. Kalan holds a B.A. degree in Business Administration from the University of Texas at Arlington.

 Skills and Qualifications

        Financial Experience—In-depth experience in financial planning, corporate accounting, tax, budgeting, financial reporting, ethics, compliance and risk management, having served as our Chief Financial Officer and at Bank One, Chicago.

        Industry Experience—Extensive knowledge of the businesses and markets we serve, which provides our Board with an acute understanding of business practices and special industry concerns.

        Leadership Experience—Our current Chief Executive Officer and President. Brings executive level leadership, strategic thinking, business development and strong financial oversight skills to the Board.

FRANK V. SICA
Age: 63	Board Committees:	Other Public Directorships:
Director Since: October 1994	• Compensation Committee (Chair)	• JetBlue Airways
• Kohl's Corporation
• Safe Bulkers, Inc.
Former Public Directorships Held During the Past Five Years:
• NorthStar Realty Finance Corporation (April 2010)

        Mr. Sica is currently a Managing Partner of Tailwind Capital. From 2004 to 2005, Mr. Sica was a Senior Advisor to Soros Private Funds Management. From 2000 until 2003, he was President of Soros Private Funds Management, where he oversaw the direct real estate and private equity investment activities of Soros. In 1998, he joined Soros Fund Management where he was a Managing Director responsible for Soros' private equity investments. Mr. Sica was previously Managing Director for Morgan Stanley Merchant Banking Division. Mr. Sica holds an M.B.A. degree from the Tuck School of Business at Dartmouth College and a B.A. degree from Wesleyan University.

Skills and Qualifications

        Corporate Governance—Broad experience serving as a director of multiple large public companies.

        Financial Experience—Wide-ranging experience in venture capital, private equity, mergers and acquisitions, capital markets, management recruitment, executive compensation and strategic planning across a broad range of commercial industries from his work at Morgan Stanley, Soros and now at Tailwind Capital. Experience in investment banking serving global clients and in structuring international mergers and acquisitions.

        Industry Experience—Comprehensive understanding of our business and markets, having served as a director of our Company for nearly 20 years.

JAMES A. UNRUH
Age: 73	Board Committees:	Other Public Directorships:
Director Since: June 2005	• Compensation Committee	• Prudential Financial, Inc.
• Tenet Healthcare Corporation
Former Public Directorships Held During the Past Five Years:
• CenturyLink, Inc. (May 2012)
• Qwest Communications International, Inc. (March 2011)

        Mr. Unruh became a founding Principal of Alerion Capital Group, LLC (a private equity investment company) in 1998 and currently holds such position. Mr. Unruh was an executive with

Unisys Corporation from 1987 to 1997, including serving as its Chairman and Chief Executive Officer from 1990 to 1997. From 1982 to 1986, Mr. Unruh held various executive positions, including Senior Vice President—Finance and Chief Financial Officer with Burroughs Corporation, a predecessor of Unisys Corporation. Prior to 1982, Mr. Unruh was Chief Financial Officer with Memorex Corporation and also held various executive positions with Fairchild Camera and Instrument Corporation, including Chief Financial Officer. He holds an M.B.A. degree from the University of Denver and a B.S. degree from Jamestown College.

Skills and Qualifications

        Corporate Governance—Significant experience serving as a director of several public and private companies with global operations.

        Financial Experience—Broad-based understanding of investments and corporate development in pursuing long-term strategic business objectives as a principal of Alerion Capital Group and as Senior Vice President—Finance and Chief Financial Officer with Burroughs Corporation.

        Leadership Experience—Unique combination of expertise in information technology together with business and financial management experience gained through executive positions held at multinational technology firms; Chairman and Chief Executive Officer with Unisys Corporation and Senior Vice President—Finance and Chief Financial Officer with Burroughs Corporation.

Other Board Information

        There are no family relationships between any of our directors or executive officers. There are no arrangements between any director, nominee or executive officer of the Company and any other person pursuant to which such director, nominee or executive officer was selected for such position. None of our directors have been involved in any legal proceedings during the past 10 years required to be disclosed in this proxy statement.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The table below sets forth each stockholder known by us to own beneficially more than 5% of our outstanding common stock as of February 28, 2014.

Principal Stockholders

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding
The Bank of New York Mellon Corporation One Wall Street, 31st Floor New York, New York 10286	3,392,324	(1)	9.92%
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	3,003,831	(2)	8.78%
River Road Asset Management, LLC 462 South 4th Street, Suite 1600 Louisville, Kentucky 40202	2,303,619	(3)	6.74%
The Vanguard Group. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,063,992	(4)	6.04%

(1)
On January 28, 2014, The Bank of New York Mellon Corporation filed an amendment to Schedule 13G with the SEC stating that, as of December 31, 2013, The Bank of New York Mellon Corporation held an ownership position of 10.02% of the common stock outstanding and, of these total shares, had sole voting power over 3,227,288 shares, shared voting power over 890 shares, sole dispositive power over 3,138,704 shares, and shared dispositive power over 253,620 shares.

(2)
On January 28, 2014, BlackRock, Inc. filed an amendment to Schedule 13G with the SEC stating that, as of December 31, 2013, BlackRock, Inc. held an ownership position of 8.9% of the common stock outstanding and had sole voting power over 2,866,193 shares and sole dispositive power over 3,003,831 shares.

(3)
On February 12, 2014, River Road Asset Management, LLC filed an amendment to Schedule 13G with the SEC stating that, as of December 31, 2013, River Road Asset Management, LLC held an ownership position of 6.8% of the common stock outstanding and, of these total shares, had sole voting power over 2,031,989 shares and sole dispositive power over 2,303,619 shares.

(4)
On February 12, 2014, The Vanguard Group filed an amendment to Schedule 13G with the SEC stating that, as of December 31, 2013, The Vanguard Group held an ownership position of 6.09% of the common stock outstanding and, of these total shares, had sole voting power over 49,824 shares, sole dispositive power over 2,016,968 shares, and shared dispositive power over 47,024 shares.

 Directors and Executive Officers

        The table below sets forth to our knowledge the beneficial ownership of common stock held by each director and each executive officer of the Company named in the 2013 Summary Compensation Table on page 36, individually, and by all directors and executive officers of the Company as a group as of February 28, 2014.

Name of Beneficial Owner	Total Shares of Common Stock Beneficially Owned(4)	Percentage of Common Stock Outstanding
David G. Barnes(2)	—	*
Ronald H. Cooper	31,068	*
Bret C. Griess	194,695	*
Michael J. Henderson(1)	115,924	*
John L. M. Hughes	11,838	*
Peter E. Kalan	483,319	1.41%
Janice I. Obuchowski(3)	37,986	*
Donald B. Reed	37,068	*
Bernard W. Reznicek	41,162	*
Joseph T. Ruble	157,065	*
Frank V. Sica	43,750	*
Donald V. Smith	37,068	*
James A. Unruh	34,068	*
Randy R. Wiese	197,871	*

All directors and executive officers as a group (14 persons)	1,422,882	4.16%

*
Less than 1% of the outstanding common stock.

(1)
During 2013, Michael J. Henderson served as our Executive Vice President, Sales and Marketing. On January 15, 2014, Mr. Henderson accepted a position as General Manager and President of CSG Systems International, Inc.'s enterprise security offering, a non-executive officer position.

(2)
David G. Barnes was appointed to the Board of Directors on February 6, 2014.

(3)
Each person named has sole voting and investment power over the shares owned by him or her, except that Ms. Obuchowski has shared voting and investment power with respect to 3,000 shares owned jointly with her husband.

(4)
Includes restricted shares of common stock awarded under the 2005 Stock Incentive Plan of the Company, which have not vested. Each holder of restricted shares may vote such shares but may not sell, transfer or encumber such shares until they vest in accordance with the applicable restricted stock award agreement. The persons named in this table held the numbers of unvested restricted shares shown opposite their respective names as of February 28, 2014:

Name	Number of Unvested Restricted Shares
David G. Barnes	—
Ronald H. Cooper	4,000
Bret C. Griess	149,268
Michael J. Henderson	90,524
John L. M. Hughes	4,000
Peter E. Kalan	264,912
Janice I. Obuchowski	4,000
Donald B. Reed	4,000
Bernard W. Reznicek	4,000
Joseph T. Ruble	106,374
Frank V. Sica	4,000
Donald V. Smith	4,000
James A. Unruh	4,000
Randy R. Wiese	127,275

Total	770,353

Share Ownership Guidelines

          The Board established share ownership guidelines for our directors and executive officers in 2007 and amended the guidelines in 2012. The guidelines currently provide that: (1) each director should own at least 13,000 shares of common stock, (2) the Chief Executive Officer should own at least that number of shares of common stock which is equal in value to three times his base salary, and (3) each other executive officer should own at least that number of shares of common stock which is equal in value to one times his base salary. Each individual is expected to attain the minimum ownership level within four years of his or her date of appointment. As of February 28, 2014, each of our executive officers and Board members owned shares consistent with the applicable ownership guidelines.

Hedging and Pledging Prohibition

          As part of our insider trading policy, all employees, including our executive officers, and non-employee directors (and their designees) are prohibited from engaging in short sales of our securities, establishing margin accounts or otherwise pledging our securities and engaging in transactions that are designed to hedge or offset any decrease in the market value of our stock.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires our officers (as defined in the applicable regulations) and directors, and persons who beneficially own more than 10% of a class of the Company's equity securities registered under such Act, to file certain reports of ownership and changes of ownership of the Company's equity securities with the SEC. Officers, directors and stockholders who own more than 10% of such shares are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms which they file.

          Based solely on our review of the copies of such forms submitted to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our officers and directors were complied with for the year ended December 31, 2013.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        This section explains our executive compensation program as it relates to the following named executive officers, or NEOs, whose compensation information is presented in the tables following this discussion:

Peter E. Kalan	President and Chief Executive Officer (CEO)
Randy R. Wiese	Executive Vice President and Chief Financial Officer (CFO)
Joseph T. Ruble	Executive Vice President, General Counsel, Corporate Secretary and Chief Administrative Officer
Bret C. Griess	Executive Vice President and Chief Operating Officer
Michael J. Henderson(1)	Executive Vice President, Sales and Marketing

(1)
During 2013, Michael J. Henderson served as our Executive Vice President, Sales and Marketing. On January 15, 2014 Mr. Henderson accepted a position as General Manager and President of CSG Systems International, Inc.'s enterprise security offering, a non-executive officer position; additionally, Mr. Henderson's NEO employment agreement with the Company was terminated by mutual agreement.

Executive Summary

Company Overview and Business Strategy

        We are one of the world's largest and most established business support solutions providers. We primarily serve the communications industry, whose businesses have evolved from a single product offering to highly complex, highly competitive, multi-service product offerings. Our proven approach and solutions are based on our broad and deep experience in serving clients in evolving industries. Our approach is to use the best technology to enable service providers to meet ever-changing market demands.

        Our solutions help service providers streamline and scale operations, introduce and adapt products and services to meet customer demands, and address the challenges and opportunities brought about by change. Our broad suite of solutions helps our clients improve their business operations by creating more compelling product offerings and an enhanced customer experience through more relevant and targeted interactions, while at the same time, more efficiently managing the service provider's cost structure. Over the years, we have focused our research and development (R&D), and acquisition investments on expanding our solution set to address the ever expanding needs of communications service providers to provide a differentiated, real-time, and personal experience for their consumers. This extensive suite of solutions includes revenue management, content management and monetization, customer interaction management and business intelligence.

        Our business strategy is to grow our revenues, profitability and stockholder value by focusing on the following:

  •
  creating recurring client relationships within our core communications industry;

  •
  expanding our product and services portfolio through continuous innovation;

  •
  increasing our value proposition through continuous improvement and efficiency;

  •
  delivering on our commitments; and

  •
  bringing new skills and products to market.

 Our Overall 2013 Performance

        We enjoyed solid performance in 2013, delivering strong financial and operating results, and executing on many of our key initiatives to advance our business. In particular, we expanded the portfolio of our solutions used in our clients' businesses—helping them roll out new products and services, drive cost efficiencies and enhance their customers' experience—while continuing to invest in our people and our products in a prudent and thoughtful manner. We also added new clients, products, employees and expertise through our own internal efforts as well as through an acquisition.

        Key highlights of our 2013 performance include the following:

  •
  Generated approximately $748 million in revenues, a one percent decline over the prior year, attributable to the impact of the pricing discounts associated with the Comcast and Time Warner contract renewals, and, to a lesser degree, the divestiture of a small print operation. The impact of these revenue reductions have been offset by the full year impact of the revenues from our Ascade acquisition and growth in other areas of our business.

  •
  Secured long-term contract renewals into 2017 with two of our largest clients, Comcast Corporation (which represented 19% of our total 2013 revenues), and Time Warner Cable, Inc. (which represented 11 percent of our total 2013 revenues).

  •
  Divested a small print and mail facility in July 2013 and our marketing analytics business effective December 31, 2013. 2014 revenue levels will be approximately $14 million lower as compared to our 2013 revenues generated from these businesses. Although these divestitures will negatively impact our revenues going forward, these businesses were not considered core to our longer-term strategy and, as a result, we believe these divestures will improve our overall performance in the future.

  •
  Continued to expand product and services offerings during the year to better position us for future growth opportunities.

  •
  Announced our first major contract with a large Asia-Pacific client for our managed services offering, building on our deep and proven heritage of running high-scale, complex solutions for our North American cable and satellite customers.

  •
  Acquired certain key assets of Volubill in December, which we expect will expand our current billing and revenue management portfolio with enhanced capabilities that enable communication service providers to monetize their network and provide an improved customer experience.

  •
  Expanded our client list for our content management and monetization platform, Content Direct, with the majority of the largest movie studios in the world, several of our North American cable clients and our first big-box retailer.

  •
  Developed an enterprise security offering and finalized our go-to-market plan during 2013, and formally introduced this offering to the market in early 2014.

  •
  Delivered profitable operations during 2013 with $127 million in operating cash flows, and further strengthened our capital position, ending the year with a year-end balance of approximately $211 million of cash, cash equivalents and short-term investments. Our strong operating model and financial position allows us to return capital to shareholders, and also allows us to continue to invest in the long-term growth of our business.

  •
  Initiated a quarterly dividend in June, with dividends totaling $15 million ($0.45 per common share) paid to stockholders through three dividend payments. Going forward, we expect to pay dividends each year in March, June, September, and December, with the amount and timing subject to the Board's approval.

    •
    Repurchased approximately 500,000 shares of our common stock, under our Stock Repurchase Program, for approximately $10 million, allowing us to offset shares we issued under our employee incentive plans for the year.

    •
    Paid down our long-term debt by $15 million during the year and made capital expenditures of approximately $30 million.

In summary, we continue to execute in a challenging environment. In 2013, we solidified our relationships with two of our largest clients, continued to invest in our business strategy to drive future revenue growth and returned cash to stockholders while strengthening our balance sheet.

2013 Executive Compensation Highlights

        We modified the equity compensation program for our NEOs in 2013, increasing the percentage of each NEO's equity award that is performance-based. Accordingly, 60% of the restricted shares granted to our NEOs in 2013 vest ratably over a three-year period only upon achievement of specific performance-based criteria and the other 40% of the shares granted vest ratably over a four-year period. We believe this change further strengthens the alignment between our NEO compensation program and our stockholder interests.

        After considering compensation competitiveness within our peer group and consulting with PM&P, the Compensation Committee ("Committee") made an independent assessment of the value and competitiveness of each NEO's various pay components in the aggregate. The following summary highlights key aspects of the 2013 executive compensation programs and how our 2013 financial performance impacted specific NEO compensation elements:

  •
  Base Salary:  Following our annual review of competitive salary data, including a review of our peer group and the external market, we increased the base salaries of our NEOs in the aggregate by 7.9% during 2013 to bring their salaries more in line with the corresponding median levels within our peer group.

  •
  Annual Incentive Program:  For 2013, we did not fully achieve our performance-based targets for both Revenue and Adjusted Operating Income measures. As a result, our NEOs earned a below target payout of 89% under the Annual Performance Bonus Plan for 2013.

  •
  Long-Term Incentive, or LTI, Program:  60% percent of our LTI program was delivered in the form of performance-based stock that vests ratably over three years contingent upon the achievement of predetermined financial targets and the other 40% percent was delivered in the form of time-based restricted stock scheduled to vest over four years. For 2013, we did not fully achieve our financial targets. As a result, the NEOs' vesting in the first one-third of the 2013 performance-based restricted stock awards was 90% of the potentially available amount.

  •
  Other:  NEOs are generally entitled to the same benefits as our other employees, and may also participate in our nonqualified deferred compensation plans.

NEO Pay-for-Performance Compensation Program

        Our executive compensation program is intended to create a strong link between pay and the Company's performance, as well as to attract and retain qualified executives. The 2013 performance measures selected for our annual and long-term incentive plans are designed to align executive pay with stockholder return over both the short and long term. The program is designed such that 50% or more of each NEO's total target compensation is based on performance against pre-selected measures.

        In 2013, NEO compensation payouts aligned with Company performance. The table below shows how our 2013 results compare to the predetermined targets for the performance-based measures used in the Annual Performance Bonus and Long-Term Incentive Awards programs.

	2013 Results	2013 Target
Annual Performance Bonus: Results vs. Targets
Revenue	$748 million	$759 million
Adjusted Operating Income(1)	$108 million	$104 million
Long-Term Incentive Awards: Results vs. Targets
Revenue	$748 million	$759 million
Adjusted Earnings Per Share(EPS)(2)	$2.80	$2.50

(1)
Adjusted Operating Income is a non-GAAP measure. See 2013 Compensation: 2013 Annual Performance Bonuses—2013 Company Performance Percentage on page 28 for more information and an explanation of how the Adjusted Operating Income amount is determined.

(2)
Adjusted EPS is a non-GAAP measure. See 2013 Compensation: Long-Term Incentive Awards—2013 Performance-Based Awards on page 31 for more information and an explanation of how the Adjusted EPS amount is determined.

        As a result of our performance-based measures, our NEOs earned a below target payout of 89% under the Annual Performance Bonus Plan for 2013. Additionally, based on the 2013 Revenue and Adjusted EPS targets, the NEO's vesting in the first one-third of the 2013 performance-based restricted stock awards was 90% of the available amount. The Company attained the specified 2011 and 2012 Stock Price Measure targets and the 2012 Adjusted EPS target, and therefore, vested in the final one-third of the 2011 and the second one-third of the 2012 performance-based restricted stock awards. For more information see 2013 Compensation beginning on page 27.

Company Response to 2013 Say-on-Pay Results

        Ninety-one percent (91%) of the votes cast at our 2013 annual meeting of stockholders approved of, on an advisory basis, the compensation paid to our NEOs. The Committee considered the results of this advisory vote when making compensation decisions for the NEOs, along with other factors, such as the Company's pay-for-performance philosophy and a competitive market analysis of peer companies. In addition, the Committee instructed PM&P to review our base pay, annual performance bonus and long-term incentive awards programs for alignment with stockholder interests and repetitive company performance. We believe our incentive programs demonstrate a strong link between the pay of our NEOs, company performance and stockholder returns.

Solid Governance and Compensation Practices

        In addition to providing a compensation program that focuses on pay-for-performance, we believe that the following governance and compensation practices reinforce our business strategy, culture and values:

  •
  Our performance-based compensation is designed to promote the achievement of our business strategy and enhancement of stockholder value. The financial performance metrics for performance-based compensation are: Revenue, Adjusted Operating Income, Adjusted EPS and a specified Stock Price Measure, all of which represent key financial metrics that reflect execution of our long-term business strategy. For additional information about our business strategy see Company Overview and Business Strategy on page 20.

  •
  We place an emphasis on the long term.  We award a significant portion of our total compensation in the form of long-term equity awards, 60% of which is in the form of performance-based stock that vests over a three-year period only upon achievement of specific financial or stock price measures.

  •
  We seek to align the financial interests of our executives with our stockholders through equity awards and share ownership guidelines. Our NEOs maintain share ownership levels consistent with our share ownership guidelines. They are also prohibited from pledging their CSG equity as collateral. For additional information see Share Ownership Guidelines below.

  •
  We have a policy prohibiting hedging and pledging transactions involving our stock.  Our NEOs and other insiders are prohibited from selling our stock short or entering into transactions in puts or calls that raise similar concerns regarding speculation of our stock. For additional information see Hedging and Pledging Prohibition on page 19.

  •
  We provide only limited perquisites and other benefits.  Our NEOs are eligible for only limited perquisites and benefits including Company 401(k) plan contributions. For additional information see the 2013 Summary Compensation Table on page 36.

  •
  Independent Compensation Consultant.  The Committee has engaged an independent compensation consultant that does not provide any services to management and that had no relationship with management prior to the engagement.

Share Ownership Guidelines

        We have share ownership guidelines for our NEOs and Board members. Each individual is expected to attain the minimum ownership level within four years of his or her date of appointment. Below is a summary of the minimum share ownership levels:

Minimum Share Ownership Level
CEO	Value equal to 3 times annual base salary
Other NEOs	Value equal to 1 times annual base salary
Board members	13,000 shares

        Ownership levels are determined based on the common stock owned by each individual, excluding any unvested shares of restricted stock. As of February 28, 2014, all of our executive officers and Board members owned shares in excess of those specified in our guidelines. Messrs. Hughes and Barnes have not yet reached their four year anniversary.

Our Compensation Process

Determining Executive Compensation

        The Committee evaluates and recommends to the Board the base salary for each of our NEOs. The Committee has independent authority to establish annual incentive bonus targets and to make grants and awards under our equity incentive plan and Performance Bonus Program. When making compensation decisions and recommendations, the Committee considers the following key factors: (1) competitive peer group, market information and guidance provided by PM&P, (2) our audited financial results, (3) individual performance reviews provided by our CEO, (4) Committee and Board evaluations of the CEO, and (5) levels of attainment of the performance-based criteria for the annual performance bonus and long-term incentive awards. The Committee and our Board also evaluate our executives based on direct observation of their performance.

Role of the Independent Compensation Consultant and Management

        The Committee has sole authority and discretion to retain and terminate compensation consultants, independent legal counsel and other advisors to assist the Committee in the performance of its responsibilities. Additionally, it has the sole authority to approve the fees, scope and other terms of engagement with its compensation consultant and other advisers with full funding provided by the Company. The Committee is also responsible for determining the independence of its compensation consultant and other advisers. Our management is available at the request of the Committee to assist the consultant by providing historical pay data and management's perspective on the Company's competitive environment for recruiting managerial talent. Our CEO provides performance evaluations and makes recommendations for the compensation of other NEOs. As required by the Committee's charter, the CEO may not be present during Committee deliberations or voting regarding CEO compensation.

        For 2013, the Committee engaged PM&P to advise it on executive compensation matters. The Committee instructed PM&P to take a broad view of the competitive compensation landscape to assist the Committee in structuring a compensation program for our NEOs. We believe that this broader view of compensation practices has enabled us to attract and retain a highly talented executive team with a balance of short- and long-term compensation that aligns NEO focus with stockholder returns. PM&P reviewed compensation data available from peer company proxy statements and published survey sources using position matches and data analyses that are selected as best representative of comparable positions in our industry. For additional information regarding the peer group component companies and pay of our NEOs compared to the peer group see Peer Group and NEO Compensation on page 32.

Compensation Mix

        The Committee has established and annually evaluates three core components of each NEO's compensation package:

  •
  base salary;

  •
  target total cash compensation (base salary plus target annual performance bonus); and

  •
  total direct compensation (target total cash compensation plus an annualized value of any long-term incentives granted).

        The table below describes the three core components and illustrates the percentage of compensation the NEOs would receive, if paid at target level, by component:

Components of NEO Total Direct Compensation

Core Component	Purpose and Objective	Percentage of Total Compensation by Core Component at Target	Form
Base Salary	Provide base compensation that is competitive and reflects the scope of responsibility, level of authority and overall duties of the position	17 - 23%	Cash
Annual Performance Bonus	Provide an annual bonus opportunity tied to Company performance and achievement of individual performance objectives	21 - 26%	Cash
Long-Term Incentive Awards	Provide equity awards tied to Company performance over the long term and align NEO interests with stockholder value; and	32 - 35%	Restricted Stock Awards
	Provide time-based equity awards that vest ratably over a four-year period to incent executive performance over the long term and encourage retention	21 - 23%	Restricted Stock Awards

Overview of Core Compensation Components

        Base Salary.     The objectives used for determining base salary are selected to provide a base salary that is:

  •
  Competitive with individuals holding similar positions in our peer group; and

  •
  Consistent with the position, responsibilities and individual performance of the NEO.

        For 2013, the Committee considered a base salary for a NEO to be competitive generally if it was near the median (or 50th percentile) of the peer group. As noted above, the Committee recognizes that these comparisons may not align perfectly because executive titles and responsibilities at peer group companies frequently are not entirely comparable to responsibilities of our NEOs with similar titles.

        Annual Performance Bonus.     The objectives for the annual performance bonus are to:

  •
  Provide a cash performance bonus opportunity to the NEOs in an amount which would result in total annual cash compensation for the year (base salary plus cash bonus) that is competitive with the peer group; and

  •
  Structure the annual Performance Bonus Program to promote achievement of annual financial objectives related to Revenue and Adjusted Operating Income at a level which advances the Company's long-term success and enhances stockholder value.

  •
  Take into consideration individual performance objectives once the company financial measures are achieved.

        The Committee considered the information and advice provided by PM&P before making its own assessment and then recommended base salaries and annual bonus targets to the Board for each of the NEOs. Together, the base salary and target annual performance bonus amounts are intended to bring the total annual cash compensation of each NEO generally between the 50th and 75th percentile of peer group compensation (assuming that performance bonuses are earned in an amount at 100% of target). In 2013, PM&P reviewed and discussed with the Committee both the peer group data and benchmark survey data for similar positions.

        Long-Term Incentive Awards.     The objective for the long-term incentive awards is to align overall NEO compensation with long-term stockholder return by providing an equity component that directly coincides with stockholder value. Beginning in 2013, our equity component includes annual grants of restricted stock, of which 60% vests ratably over a three-year period only upon achievement of specific performance-based criteria and the other 40% of the shares vests ratably over a four-year period. We believe this program design encourages retention and aligns the financial interests of our NEOs with those of our stockholders.

        Equity grants to our NEOs are generally made annually, concurrent with their individual performance reviews. The Committee considers equity awards together with the other elements of our NEOs' compensation package. In determining the amount of restricted stock to award our NEOs, the Committee considers awards competitive with our peer group. Because the comparative data with respect to performance-based equity awards is limited, the Committee makes an independent assessment after consultation with PM&P (based on available data and the members' extensive business experience) as to the number of shares to grant to each NEO. The amount of the award is based on the value of the shares at the time of the grant in relation to: (1) the NEOs' cash compensation; (2) the performance targets for the performance-based grants and the potential difficulty in their achievement; and (3) the corporate position and responsibilities of each NEO.

        Total Direct Compensation.     The Committee targets total direct compensation (the sum of all three core compensation components) for our NEOs between 65-75% of our peer group's total direct compensation.

2013 Compensation

2013 Annual Base Salaries

        As part of our regular compensation review process, base salary decisions consider: competitive peer group information, scope of each NEO's role, tenure and experience, as well as individual performance. After considering the competitive information provided by PM&P, recommendations from the CEO with respect to other NEOs and its own evaluation of NEO performance, the Committee recommended to the Board (and the Board approved) the following 2013 base salaries for the NEOs:

Named Executive Officer	2013 Base Salary	2012 Base Salary	% Increase in Base Salary from 2012
Peter E. Kalan	$600,000	$530,400	13%
Randy R. Wiese	$380,000	$367,200	3%
Joseph T. Ruble	$350,000	$316,200	11%
Bret C. Griess	$395,000	$372,300	6%
Michael J. Henderson	$355,000	$341,700	4%

        These increases reflect changes in the external market and performance for the previous year. As shown above, two of our NEOs received slightly higher base salary increases in an effort to bring their base salaries into better market alignment and with their respective peers from the peer group. See Peer Group and NEO Compensation on page 33. In aggregate, the base salaries for our NEOs increased 7.9% in 2013.

2013 Annual Performance Bonuses

        Annual performance bonuses are awarded under the terms of our Performance Bonus Plan. Each year, the Committee establishes pre-determined objectives for the Company that apply to each NEO.

        The annual performance bonus for each NEO is determined as shown below. The base salary is multiplied by the target bonus percentage for each NEO. This result is then multiplied by: (1) the Company Performance Percentage achieved (which is the same for all NEOs) and (2) the NEO Individual Performance Percentage achieved. If the Company minimum threshold is missed, no annual performance bonus will be paid under the Performance Bonus Plan even if the NEO achieves his individual performance objectives.

        NEO Target Bonus Percentage.     After considering the competitive information provided by PM&P, during 2013 the Committee recommended no changes in NEO target levels to the Board. The 2013 target bonus (and comparable 2012 target) as a percentage of base salary for each NEO is as follows:

Named Executive Officer	2013 Target Bonus— % of Base Salary	2012 Target Bonus— % of Base Salary
Peter E. Kalan	150%	150%
Randy R. Wiese	100%	100%
Joseph T. Ruble	100%	100%
Bret C. Griess	100%	100%
Michael J. Henderson	100%	100%

        Under the structure of the 2013 Performance Bonus Plan, our CEO's 2013 Annual Performance Bonus cannot exceed 200% of base salary (per the terms of the Performance Bonus Program approved by stockholders in May 2011) and the remaining NEO's 2013 Annual Performance Bonus cannot exceed 176% of base salary.

        2013 Company Performance Percentage.     The table below shows the Company's performance against the 2013 financial performance measures which consisted of targets for Revenue and Adjusted Operating Income. If the Company achieves the target levels of performance for Revenue and Adjusted Operating Income, the Company target bonus payout percentage is 100%. If the Company misses the minimum threshold for either of the target levels of performance for Revenue or Adjusted Operating Income, the Company target bonus percentage is 0%.

	2013 Results	2013 Target (100% Payout)	2013 Minimum Threshold
Revenue	$748 million	$759 million	$719 million
Adjusted Operating Income(1)	$108 million	$104 million	$98 million

(1)
Adjusted Operating Income is calculated by excluding one or more unusual operating items that occur during the year that are not considered reflective of our recurring core business operating results and certain non-cash expense items, which may or may not exist in any given year, from our operating income prepared in accordance with GAAP, such that investors can further understand our cash generating capabilities over time. For 2013, the following items were excluded from our operating income prepared in accordance with GAAP in determining our Adjusted Operating Income:

  •
  acquisition related charges;

  •
  restructuring charges; and

  •
  amortization of acquired intangible assets.

        The predetermined target levels were established based upon the Company's initial internal targets for 2013 Revenue and Adjusted Operating Income. The Committee also established minimum threshold levels (see table above) necessary for the NEOs to receive any performance bonus. The 2013 results, for the purposes of the Annual Performance Bonus Program, are derived from the 2013 audited financial information of the Company as provided in the Company's 2013 Form 10-K.

        Based on the Company's actual 2013 financial performance for Revenue and Adjusted Operating Income as compared to their targets (as shown in the table above), the NEOs' bonus earned was 89% of the targeted amount. The Committee reviewed the 2013 results and has certified this level of attainment of our financial performance goals for purposes of the 2013 Annual Performance Bonus Plan, and as a result NEOs were eligible to receive a bonus payment under the plan.

        2013 NEO Individual Performance Percentage.     The final element of the annual performance bonus is a determination by the Committee of each NEO's achievement of his individual performance objectives up to 100%.

        The Committee may not rate any NEO as achieving more than 100% of his individual performance goals. The individual performance of each executive was evaluated compared to the agreed upon common and unique objectives described below. These non-financial objectives are important to our success and are designed to enhance stockholder value over the long term.

          Common Objectives.    Common elements of NEO objectives included:

    •
    Operational and Functional Responsibilities.    Each NEO has multiple objectives associated with the stewardship of his own areas of responsibility. The particular objectives vary by NEO, but typically include the achievement of both near and long-term business unit objectives, meeting budget expectations and the professional development of staff.

          Unique Objectives.    The following are examples of categories of individual objectives unique to one or more of the NEOs based on area of responsibility within the Company:

    •
    Deliver on Key Development Initiatives.    As a technology company, we have a technology product road map requiring significant software development investments aimed at achieving specified feature and functional milestones.

    •
    Key Client Relationships.    A significant portion of our revenue is derived from a small number of key clients, and a key objective is to ensure that these relationships remain strong and, when applicable, key contracts are renewed under terms satisfactory to both parties.

    •
    Growth Initiatives.    Implementation of the Company's long-term strategic plan is a key objective, including execution on the Company's merger, acquisition and partnership strategies, and when applicable, the successful integration of acquired assets.

    •
    Increasing Cost Efficiency.    NEOs are expected to identify and implement potential cost savings and process efficiencies in identified areas of the Company.

        The Committee met in February 2014 to consider the 2013 performance of each NEO as compared to the individual's performance goals. Mr. Kalan, our CEO, reviewed the 2013 performance of the other NEOs and presented information to the Committee for consideration. The Committee determined that the NEOs achieved the following results for their 2013 individual performance objectives: Mr. Kalan 90%, Mr. Griess 95%, Mr. Wiese 95%, Mr. Ruble 100% and Mr. Henderson 85%.

        Calculations of 2013 Annual Performance Bonuses.     See Footnote (3) of the 2013 Summary Compensation Table on page 36 for the calculations of 2013 Annual Performance Bonuses for our NEOs.

Long-Term Incentive Awards

        2013 Long-Term Incentive Awards.     In 2013, the Committee made restricted stock awards to our NEOs in two forms: 60% of the shares granted are performance-based awards which vest over a three-year period (if the specified performance thresholds are met), and 40% of the shares granted are time-based awards which vest in equal increments over a four-year period beginning on the first anniversary of the grant date. In conjunction with the rollout of the 2013 performance-based restricted stock awards, the Committee implemented the following 2013 performance measures and vesting requirements associated with those awards:

  •
  The financial performance target levels for vesting are based on Revenue and Adjusted EPS.

  •
  The performance-based restricted stock awards vest ratably over three years contingent upon the achievement of predetermined financial targets, with actual vesting ranging from 50% to 100% of each year's vesting potential, if the Company achieves the minimum specified performance thresholds for 2013, 2014 and 2015.

  •
  Each of the second and third year's specified performance targets reflect a meaningful growth rate over the previous year's measures.

  •
  If the NEOs do not achieve 100% vesting based on achievement of the performance thresholds for a particular year, but the Company's stock price exceeds the stock price target established by the Committee for the first thirty trading days after the Company's public announcement of 2015 financial results, then any unvested shares based on the level of the performance thresholds achieved in the respective year will vest in addition to the shares scheduled to vest in the current year. In other words, if a particular year's performance targets are missed at less than 100%, those shares can still vest up to the 100% level, if the Company's 2015 Stock Price Measure is met. The common stock price target reflects a meaningful three-year growth rate over the Company's common stock price from the date when the performance shares were originally granted.

        In determining the number of shares of restricted stock to be granted and the balance between performance-based and time-based vesting provisions, the Committee considered information and advice received from PM&P, as well as the views of executive officers and certain members of senior management concerning the use of performance-based vesting for restricted stock. See the 2013 Grants of Plan-Based Awards table on page 38 for additional information regarding the details of the 2013 restricted stock awards to our NEOs.

         2013 Performance-Based Awards.     The table below shows the Company's performance against the 2013 financial performance measures which consisted of targets for Revenue and Adjusted EPS.

	2013 Actual	2013 Target (100% Payout)	2013 Minimum Threshold
Revenue	$748 million	$759 million	$748 million
Adjusted EPS(1)	$2.80	$2.50	$2.47

(1)
Adjusted EPS currently being used in our performance-based restricted stock awards is calculated as follows:

•
First, we begin with income per diluted share calculated in accordance with GAAP.

•
We then add back to this amount the after-tax, per diluted share impact (applying the estimated income tax impact related to these items, and the weighted average diluted shares outstanding for the period) of the following items: (1) depreciation expense; (2) amortization of intangible assets; (3) amortization of original issue discount on debt; (4) acquisition-related costs (e.g., in-process R&D costs, deal-related costs, change in fair value of contingent considerations (such as an earn-out), etc.); (5) impairment or write-off of intangible assets; (6) restructuring charges; (7) the difference between the book gain and the cash/economic gain on retirement of debt; and (8) extraordinary gain or loss on the issuance or retirement of debt obligations. One or more of these may not exist in any given period.

For the Adjusted EPS measure for the 2013 Award, the add backs to continuing operations from the above list included: (1) depreciation expense; (2) amortization of intangible assets; (3) amortization of original issue discount on debt; (4) restructuring charges; and (5) acquisition-related costs.

        The predetermined target levels were established based upon the Company's initial internal targets for 2013 Revenue and Adjusted EPS. The Committee also established minimum thresholds (see table above) necessary for the NEOs to receive any vesting in each of the three-year vesting periods. The 2013 actual amounts, for the purposes of the 2013 performance-based restricted stock awards, are derived from the 2013 audited financial information of the Company as provided in our 2013 Form 10-K and are certified by the Committee.

        Based on the Company's 2013 financial performance as shown in the table above, the NEOs' vesting in the first one-third of the 2013 performance-based restricted stock awards, based on the predetermined Revenue and Adjusted EPS financial objectives, was 90% of the available amount. As noted above, this 10% vesting shortfall on the current year vesting can now only occur at the 100% level if the Company's 2015 Stock Price Measure is met.

        2012 and 2011 Long-Term Incentive Awards.     In 2012 and 2011, our NEOs received restricted stock awards in two forms: 50% of the shares granted were time-based awards which vest in equal increments over a four-year period beginning on the first anniversary of the grant date and 50% of the shares granted were performance-based awards which vest over a three-year period if the Company attains one of the specified performance goals. Each of the second and third year's performance targets reflect a meaningful growth rate over the previous year's measures. If the Company does not attain any of the performance goals for a particular year, but does attain one of the performance targets in a subsequent year, then the unvested shares for the earlier year will vest in addition to the shares scheduled to vest in the current year. In other words, if a particular year's performance targets are missed, those shares can still vest in a subsequent year if any of the cumulative performance targets are met.

         2012 and 2011 Performance-Based Awards.     Based upon our 2013 financial results as certified by the Committee, the Company attained the specified 2011 and 2012 Stock Price Measure targets and the 2012 Adjusted EPS target, and therefore vested the final one-third of the 2011 and the second one-third of the 2012 performance-based restricted stock awards. This information is detailed in the table below:

	Stock Price Measure(1)		Adjusted EPS(2)
	2013 Actual	2013 Target	2013 Actual	2013 Target
Second-year increment of 2012 Award	$27.17	$19.36	$2.80	$2.64
Third-year increment of 2011 Award	$27.17	$26.67	$3.11	$3.79

(1)
The Stock Price Measure represents the average closing market price of our common stock over the first 20 trading days after we publicly report our annual financial results.

(2)
Adjusted EPS currently being used in our performance-based restricted stock awards is calculated as follows:

•
First, we begin with income per diluted share calculated in accordance with GAAP.

•
We then add back to this amount the after-tax, per diluted share impact (applying the estimated income tax impact related to these items, and the weighted average diluted shares outstanding for the period) of the following items: (1) depreciation expense; (2) amortization of intangible assets; (3) stock-based compensation expense; (4) amortization of original issue discount on debt; (5) acquisition-related costs (e.g., in-process R&D costs, deal-related costs, change in fair value of contingent considerations (such as an earn-out), etc.); (6) impairment or write-off of intangible assets; (7) restructuring charges and other similar non-cash charges; (8) the difference between the book gain and the cash/economic gain on retirement of debt; and (9) any extraordinary, unusual, or non-recurring items of loss or expense. One or more of these may not exist in any given period.

For the Adjusted EPS measure for the 2012 Award, the add backs to continuing operations from the above list included: (1) depreciation expense; (2) amortization of intangible assets; (3) impairment or write-off of intangible assets; (4) amortization of original issue discount on debt; (5) restructuring charges; and (6) acquisition-related costs.

For the Adjusted EPS measure for the 2011 Award, the calculation is the same as that for 2012 noted directly above, but in addition, the estimated after-tax, per diluted share impact of stock-based compensation was also included as an add back to continuing operations.

        Accrued Dividends on Unvested Shares.     Our restricted stock award agreements provide for the accrual of dividends for unvested shares of restricted stock. The accrued dividends are subject to the same vesting schedule as the underlying shares and are forfeited if the underlying shares are forfeited. Beginning in June 2013, the Company initiated a quarterly cash dividend. In accordance with our equity award agreements, all employees participating in the long-term equity program, including our NEOs, are eligible to receive accrued dividends on shares upon vesting of these awards.

Peer Group and NEO Compensation

Role of Benchmarking in Determining Compensation

        To assist the Committee in establishing 2013 compensation for our NEOs, PM&P provided a competitive assessment using peer group compensation information and industry survey data for the three primary elements of our NEO compensation packages:

  •
  base salary;

  •
  target total cash compensation (base salary plus target annual performance bonus); and

  •
  total direct compensation (target total cash compensation plus an annualized value of any long-term incentives granted).

        This process involved identification of a peer group for comparison purposes, analysis of the projected total cash compensation of our NEOs for the prior year, and comparison with the equivalent peer group positions and industry survey data. The Committee recognizes that the peer group comparisons and the industry survey data may not be perfectly aligned because the executive titles and responsibilities at the peer group companies are not entirely comparable to the responsibilities of our NEOs with similar or equivalent titles. Despite these limitations, the Committee believes this information is one important factor when determining executive compensation.

Peer Group Used for Benchmarking

        The peer group used for benchmarking is reviewed annually to ensure that its composition and characteristics remain consistent with our objectives. PM&P reviewed companies with a reasonable range of annual revenue within the data processing and outsourced services and application software industries. In addition to providing written materials to the Committee, PM&P discussed with the Committee its experiences and observations regarding the compensation practices and philosophies of other companies.

        Except as noted below, for 2013, PM&P recommended no changes to the peer group used in 2012 which continue to be reflective of the Company's position as a global data processing, application software and managed services provider. Our 2013 peer group was comprised of the following companies that ranged in size from $219 million to $2.385 billion in revenues for the year-end 2012:

Comverse, Inc.	Convergys Corporation
DST Systems, Inc.	Echo Global Logistics, Inc.
Global Cash Access Holdings, Inc.	Informatica Corporation
Salesforce.com, Inc.	Sapient Corporation
Solera Holdings, Inc.	StarTek, Inc.
Sykes Enterprises, Inc.	TeleTech Holdings, Inc.
TIBCO Software, Inc.

        As a result of corporate status changes, Stream Global Service, Inc. has been removed as a benchmark company and Comverse Technology Inc. is now publicly listed as Comverse Inc.

NEO Compensation Compared to the Peer Group

        The following is a summary comparison of base salary, total cash compensation and target total direct compensation compared to peer group companies and survey data based on PM&P information available in February 2013.

  •
  Base Salary.  For 2013, the Committee generally considered a base salary for an NEO to be competitive if such salary was near the market median (or 50th percentile).

  •
  Total Cash Compensation.  For 2013, the Committee generally considered targeted total cash compensation for an NEO to be competitive if such targeted total cash compensation was between the 50th and 75th percentile, assuming that the Company performance goals have been met or exceeded.

  •
  Total Direct Compensation.  For 2013, the Committee generally considered targeted total direct compensation (total cash compensation plus the value of any equity awards granted to the NEO during the past year) for an NEO to be competitive if such total direct compensation was between the 65th and 75th percentile.

        The table below shows how our NEOs' compensation compares (on a percentile basis) to our peer group company information for base salary, total cash compensation (base plus eligible annual performance bonus), and total direct compensation (base salary plus eligible annual performance bonus plus value of equity awards granted during the past year).

Named Executive Officer	Base Salary	Total Cash Compensation	Total Direct Compensation
Peter E. Kalan	Below the 25th	Near the 50th	Between the 25th and 50th
Randy R. Wiese	Near the 50th	Near the 75th	Near the 50th
Joseph T. Ruble(1)	Below the 25th	Between the 25th and 50th	Near the 50th
Bret C. Griess(2)	Near the 25th	Near the 50th	Near the 50th
Michael J. Henderson(3)	Near the 25th	Near the 50th	Between the 50th and 75th

(1)
Matched to fifth highest paid executive in the peer group with a 20% premium applied based on Mr. Ruble's job complexity relative to the resulting matches.

(2)
Matched to second highest paid executive in the peer group with a 10% premium applied based on Mr. Griess' level of responsibility compared to the resulting matches.

(3)
In 2013, Mr. Henderson's compensation was evaluated similarly to sales executives in the peer group with a 15% premium applied to reflect his additional marketing duties. Although Mr. Henderson remains employed by the company, he accepted a non-executive officer position in January 2014.

Other Benefits

        The Committee does not believe that perquisites and other benefits should play a major role in the overall compensation program of our NEOs. We offer our NEOs the opportunity to defer a portion of their annual base salary and annual performance bonus through a 401(k) plan that is generally available Company-wide and through a more restricted (i.e., participation is limited to vice presidents and above) non-qualified deferred compensation program, both of which include Company matching contributions. The Committee views these deferral programs as individual retirement planning options for our NEOs and not as a long-term compensation program. The amount of our contributions for each NEO is reported in a footnote to the 2013 Summary Compensation Table on page 36, along with the details of various items of other NEO compensation. The maximum amount the Company matched under its 401(k) plan during 2013 (including pre-tax, discretionary and service matches) was $16,575 and under the nonqualified deferred compensation program it was $6,250.

        Our executive officers also have employment agreements with the Company. See Employment Agreements below for additional information.

Section 162(m) Requirements

        Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct for federal income tax purposes for compensation paid to its NEOs who are employed as of the end of the year. This limitation does not currently apply to the compensation of a CFO or to compensation that qualifies under Section 162(m) as "performance-based" compensation (i.e., compensation paid only if the compensation is based on achievement of pre-established objective performance goals, the material terms of the performance goals are approved by stockholders and other Section 162(m) requirements are satisfied). In February 2013, the Committee established certain objective performance goals for our NEOs under our stockholder-approved Amended and Restated

2005 Stock Incentive Plan (the "Stock Incentive Plan") and our Performance Bonus Program. The material terms of the performance goals used under the Performance Bonus Program and the Stock Incentive Plan were approved by the Company's stockholders in May 2011. The Committee is responsible for the administration of both our Stock Incentive Plan and our Performance Bonus Program.

COMPENSATION COMMITTEE REPORT

        The following Compensation Committee Report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A, other than as provided below, or to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent that the Company specifically requests that such information be incorporated by reference or treated as soliciting material.

        We have reviewed and discussed with management of the Company the Compensation Discussion and Analysis which appears in this Proxy Statement and is required by Item 402(b) of SEC Regulation S-K.

        Based upon such review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors: Frank V. Sica, Chairman Ronald H. Cooper John L. M. Hughes Donald V. Smith James A. Unruh

EXECUTIVE COMPENSATION TABLES

2013 Summary Compensation Table

        The following table contains information concerning compensation of our CEO, CFO, and three other most highly compensated executive officers. All dollar values have been rounded to the nearest dollar.

Name and Principal Position(1)	Year	Base Salary	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Peter E. Kalan	2013	$600,000	$2,006,132	$720,900	$126,140	$3,453,172
President and Chief Executive Officer	2012	$530,400	$1,742,500	$1,008,821	$18,388	$3,300,109
	2011	$520,000	$1,634,550	$—	$29,276	$2,183,826
Randy R. Wiese	2013	$380,000	$952,924	$321,290	$72,624	$1,726,838
Executive Vice President and Chief	2012	$367,200	$820,000	$465,610	$17,518	$1,670,328
Financial Officer	2011	$360,000	$769,200	$—	$23,678	$1,152,878
Joseph T. Ruble	2013	$350,000	$802,449	$311,500	$65,722	$1,529,671
Executive Vice President, General	2012	$316,200	$697,000	$400,942	$16,212	$1,430,354
Counsel, Corporate Secretary and	2011	$310,000	$673,050	$—	$24,619	$1,007,669
Chief Administrative Officer
Bret C. Griess	2013	$395,000	$1,103,380	$333,973	$84,758	$1,917,110
Executive Vice President and Chief	2012	$372,300	$973,766	$472,076	$17,627	$1,835,769
Operating Officer	2011	$365,000	$865,350	$—	$16,814	$1,247,164
Michael J. Henderson	2013	$355,000	$852,620	$268,558	$60,902	$1,537,080
Executive Vice President, Sales and	2012	$341,700	$697,000	$433,276	$22,290	$1,494,266
Marketing	2011	$335,000	$673,050	$—	$75,446	$1,083,496

(1)
As of December 31, 2013, each of the executive officers of the Company named in this table has a written employment agreement with the Company. The material terms of each employment agreement are summarized in the Employment Agreements section on page 43.

(2)
This column reflects the aggregate grant date fair value of stock awards granted during the year computed in accordance with the accounting rules, FASB ASC Topic 718. The actual amount realized by the individual may differ. The assumptions used in determining the amounts are set forth in Note 13 of our 2013 Form 10-K. The aggregate grant date fair value is calculated using the closing price of our common stock on the date of grant and excludes the impact of estimated forfeitures. The grant date fair value of performance-based stock awards included in this amount is the maximum amount that can be earned under the award. See 2013 Grants of Plan-Based Awards on page 38 for details.

(3)
This column reflects annual performance bonus amounts earned by the persons named in this table for services performed during 2013, 2012 and 2011. Such amounts are paid during the first quarter following each year. For 2013, details of the "Non-Equity Incentive Plan Compensation" are as follows:

	Peter E. Kalan	Randy R. Wiese	Joseph T. Ruble	Bret C. Griess	Michael J. Henderson
2013
Base salary at December 31, 2013	$600,000	$380,000	$350,000	$395,000	$355,000
2013 NEO Target Bonus Percentage	150%	100%	100%	100%	100%

	$900,000	$380,000	$350,000	$395,000	$355,000
2013 Company Performance Percentage	89%	89%	89%	89%	89%

	$801,000	$338,200	$311,500	$351,550	$315,950

2013 Individual Performance Percentage	90%	95%	100%	95%	85%

Totals	$720,900	$321,290	$311,500	$333,973	$268,558

(4)
This column reflects 2013, 2012 and 2011 compensation of the persons named in this table that is not reported in any other column of this table. For 2013, details of the "All Other Compensation" are as follows:

Compensation Item	Peter E. Kalan	Randy R. Wiese	Joseph T. Ruble	Bret C. Griess	Michael J. Henderson
Company 401(k) retirement plan contributions	$16,575	$16,575	$16,575	$16,575	$10,200
Accrued dividends(5)	101,177	47,661	40,759	54,936	42,194
Non-qualified deferred compensation plan Company contributions(6)	6,250	6,250	6,250	11,181	6,250
Financial planning benefits	2,000	2,000	2,000	1,976	2,000
Other perquisites	138	138	138	90	258

Totals	$126,140	$72,624	$65,722	$84,758	$60,902

(5)
Represents the amount of accrued dividends including interest thereon on shares of unvested restricted stock where dividends were not factored into the grant date fair value.

(6)
Mr. Griess contributed both annual bonus and annual salary into the non-qualified plan; his 2012 bonus deferral is credited in the 2013 calendar year along with his 2013 salary deferral. This results in a higher Company contribution than the other NEOs for 2013.

 2013 Grants of Plan-Based Awards

        The following table contains information concerning grants of non-equity and equity incentive plan-based awards by the Company during 2013 to the persons named in the 2013 Summary Compensation Table. These amounts are not realized income. All dollar values have been rounded to the nearest dollar.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock(3)
									Grant Date Fair Value of Stock Awards(4)
Name	Grant Date	Threshold	Target (100%)	Maximum	Threshold	Target (100%) (shares)	Maximum (shares)
Peter E. Kalan		$72,000	$900,000	$1,800,000
	February 27, 2013				Revenue or Adj. EPS	61,538	61,538		$1,203,683
	February 27, 2013							41,025	$802,449
Randy R. Wiese		$30,400	$380,000	$668,800
	February 27, 2013				Revenue or Adj. EPS	29,231	29,231		$571,758
	February 27, 2013							19,487	$381,166
Joseph T. Ruble		$28,000	$350,000	$616,000
	February 27, 2013				Revenue or Adj. EPS	24,615	24,615		$481,469
	February 27, 2013							16,410	$320,980
Bret C. Griess		$31,600	$395,000	$695,200
	February 27, 2013				Revenue or Adj. EPS	33,846	33,846		$662,028
	February 27, 2013							22,564	$441,352
Michael J. Henderson		$28,400	$355,000	$624,800
	February 27, 2013				Revenue or Adj. EPS	26,154	26,154		$511,572
	February 27, 2013							17,436	$341,048

(1)
The actual amounts earned for 2013 are reported in the 2013 Summary Compensation Table on page 36 in the column titled "Non-Equity Incentive Plan Compensation." The estimated award amounts above assume the executive officers achieve 100% of their personal performance objectives (see Footnote (3) to the 2013 Summary Compensation Table on page 36).

(2)
All restricted stock awards considered "equity incentive plan awards" are performance-based awards granted under the Company's 2005 Stock Incentive Plan. To vest in awards, the executives must attain objective performance goals. The performance-based restricted stock awards granted in 2013 vest, if at all, in approximately equal installments over a three-year period consisting of 2014, 2015 and 2016, and the objective performance goals are based upon (i) a specified Revenue target and (ii) a specified Adjusted EPS target. In addition, any amounts that do not vest based on the achievement of the annual specified Revenue and Adjusted EPS target can still vest upon the achievement of a specific stock price target at the end of the three-year period.

(3)
All restricted stock awards considered "all other stock awards" are non-performance-based awards granted under the Company's 2005 Stock Incentive Plan. These restricted stock awards vest in four equal annual installments commencing on the first anniversary of the grant date, subject to continuous service.

(4)
This amount reflects the aggregate grant date fair value for both performance-based and non-performance-based restricted stock awards granted in 2013.

Outstanding Equity Awards at December 31, 2013

        The following table contains information concerning all unvested restricted stock held at December 31, 2013, by the persons named in the 2013 Summary Compensation Table. There were no outstanding stock options held by the NEOs at December 31, 2013. All dollar values have been rounded to the nearest dollar.

	Restricted Stock Awards
Name	Non-Performance Based Plan Awards: Number of Shares of Stock That Have Not Vested(2)	Non-Performance Based Plan Awards: Market Value of Shares of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(1)
Peter E. Kalan	111,494	$3,277,924	111,122	$3,266,987
Randy R. Wiese	52,237	$1,535,768	52,565	$1,545,411
Joseph T. Ruble	44,848	$1,318,531	44,616	$1,311,710
Bret C. Griess	59,830	$1,759,002	61,138	$1,797,457
Michael J. Henderson	46,499	$1,367,071	46,155	$1,356,957

(1)
These columns reflect the market value of restricted stock awards that have not vested as of December 31, 2013. The market value was computed by multiplying the number of shares of restricted stock that have not vested as of December 31, 2013, by the closing price of the Company's common stock on December 31, 2013 of $29.40.

(2)
Detailed information relating to the non-performance-based unvested restricted stock awards (i.e., time-based awards) as of December 31, 2013 (all unvested restricted stock awards were granted under the Company's 2005 Stock Incentive Plan) is as follows:

Name	Grant Date	Unvested Shares	Vesting Dates	Shares Vesting
Peter E. Kalan	February 16, 2010	9,375	February 16, 2014	9,375
	March 1, 2011	21,250	March 1, 2014	10,625
			March 1, 2015	10,625
	February 23, 2012	39,844	February 23, 2014	13,281
			February 23, 2015	13,281
			February 23, 2016	13,282
	February 27, 2013	41,025	February 27, 2014	10,256
			February 27, 2015	10,256
			February 27, 2016	10,256
			February 27, 2017	10,257

	Total	111,494

Name	Grant Date	Unvested Shares	Vesting Dates	Shares Vesting
Randy R. Wiese	February 16, 2010	4,000	February 16, 2014	4,000
	March 1, 2011	10,000	March 1, 2014	5,000
			March 1, 2015	5,000
	February 23, 2012	18,750	February 23, 2014	6,250
			February 23, 2015	6,250
			February 23, 2016	6,250
	February 27, 2013	19,487	February 27, 2014	4,871
			February 27, 2015	4,872
			February 27, 2016	4,872
			February 27, 2017	4,872

	Total	52,237

Joseph T. Ruble	February 16, 2010	3,750	February 16, 2014	3,750
	March 1, 2011	8,750	March 1, 2014	4,375
			March 1, 2015	4,375
	February 23, 2012	15,938	February 23, 2014	5,313
			February 23, 2015	5,312
			February 23, 2016	5,313
	February 27, 2013	16,410	February 27, 2014	4,102
			February 27, 2015	4,103
			February 27, 2016	4,102
			February 27, 2017	4,103

	Total	44,848

Bret C. Griess	February 16, 2010	3,750	February 16, 2014	3,750
	March 1, 2011	11,250	March 1, 2014	5,625
			March 1, 2015	5,625
	February 23, 2012	22,266	February 23, 2014	7,422
			February 23, 2015	7,422
			February 23, 2016	7,422
	February 27, 2013	22,564	February 27, 2014	5,641
			February 27, 2015	5,641
			February 27, 2016	5,641
			February 27, 2017	5,641

	Total	59,830

Name	Grant Date	Unvested Shares	Vesting Dates	Shares Vesting
Michael J. Henderson	July 19, 2010	4,375	July 19, 2014	4,375
	March 1, 2011	8,750	March 1, 2014	4,375
			March 1, 2015	4,375
	February 23, 2012	15,938	February 23, 2014	5,313
			February 23, 2015	5,312
			February 23, 2016	5,313
	February 27, 2013	17,436	February 27, 2014	4,359
			February 27, 2015	4,359
			February 27, 2016	4,359
			February 27, 2017	4,359

	Total	46,499

(3)
All performance-based restricted stock awards were granted under the Company's 2005 Stock Incentive Plan. The restricted stock awards will vest only when and if certain pre-set performance goals for a particular year are met and the Committee certifies that such goals have been met (which is anticipated to occur near March 1 of the following year). Detailed information relating to the performance-based unvested restricted stock awards as of December 31, 2013 is as follows:

Name	Grant Date	Unvested Shares	Vesting Dates	Shares Vesting
Peter E. Kalan	March 1, 2011	14,167	March 1, 2014	14,167
	February 23, 2012	35,417	March 1, 2014	17,708
			March 1, 2015	17,709
	February 27, 2013	61,538	March 1, 2014	20,512
			March 1, 2015	20,513
			March 1, 2016	20,513

	Total	111,122

Randy R. Wiese	March 1, 2011	6,667	March 1, 2014	6,667
	February 23, 2012	16,667	March 1, 2014	8,333
			March 1, 2015	8,334
	February 27, 2013	29,231	March 1, 2014	9,743
			March 1, 2015	9,744
			March 1, 2016	9,744

	Total	52,565

Joseph T. Ruble	March 1, 2011	5,834	March 1, 2014	5,834
	February 23, 2012	14,167	March 1, 2014	7,083
			March 1, 2015	7,084
	February 27, 2013	24,615	March 1, 2014	8,205
			March 1, 2015	8,205
			March 1, 2016	8,205

	Total	44,616

Name	Grant Date	Unvested Shares	Vesting Dates	Shares Vesting
Bret C. Griess	March 1, 2011	7,500	March 1, 2014	7,500
	February 23, 2012	19,792	March 1, 2014	9,896
			March 1, 2015	9,896
	February 27, 2013	33,846	March 1, 2014	11,282
			March 1, 2015	11,282
			March 1, 2016	11,282

	Total	61,138

Michael J. Henderson	March 1, 2011	5,834	March 1, 2014	5,834
	February 23, 2012	14,167	March 1, 2014	7,083
			March 1, 2015	7,084
	February 27, 2013	26,154	March 1, 2014	8,718
			March 1, 2015	8,718
			March 1, 2016	8,718

	Total	46,155

2013 Stock Vested

        The following table contains information concerning shares of restricted stock, which vested for the persons named in the 2013 Summary Compensation Table on page 36 during 2013. All dollar values have been rounded to the nearest dollar.

	Restricted Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Peter E. Kalan	104,322	$2,048,513
Randy R. Wiese	47,250	$926,953
Joseph T. Ruble	41,561	$815,511
Bret C. Griess	51,068	$1,000,398
Michael J. Henderson	38,645	$769,426

(1)
This column includes both time-based and performance-based restricted stock shares vesting for 2013. On February 19, 2014, the Committee certified that the 2013 performance objectives were met at the level that resulted in the following vesting of the performance-based restricted stock awards: (i) For the 2013 Award (first year vesting period), 90% of the total possible shares vested; and (ii) For both the 2012 Award (second year vesting period), and the 2011 Award (third year vesting period), 100% of the total possible shares vested.

(2)
This column reflects the total dollar value realized by the NEOs upon the vesting of restricted stock for 2013. The total dollar value realized was computed by summing the dollar value realized for each share of restricted stock that vested. The dollar value realized for each share of restricted stock that vested was the closing market price of the Company's common stock on the date of vesting.

2013 Non-Qualified Deferred Compensation

        The following table contains information concerning contributions, earnings, withdrawals and account balances for the persons named in the 2013 Summary Compensation Table related to the Company's Wealth Accumulation Plan, or "Wealth Plan." All dollar values have been rounded to the nearest dollar.

        The Wealth Plan is an elective, unfunded deferred compensation plan intended to build net worth through the deferral of salary and/or cash bonus. Deferral elections must be made by December 15th of the preceding year and each participant may elect to defer a portion of their cash compensation (1) up to 25% of the participant's base salary and (2) up to 100% of the participant's cash bonus, not to exceed an aggregate maximum deferral of $700,000 for any one year.

        Payment elections for the deferral year must also be made by December 15th of the preceding year and the participant can elect to receive payment (1) as an in-service distribution or (2) upon termination of employment. In either event, the payment options are lump sum or monthly payments not to exceed 180 months. The Company makes a matching contribution equal to 25% of the deferral, up to a maximum of $6,250 for any one plan year. Participants direct all investments under this plan and are given an investment menu to select the appropriate investment allocation. Changes to the investment selection can be made at any time. Participants are always vested in their own salary deferrals and vest 100% in Company matching contributions after three years of service. All of the NEOs are fully vested in their Wealth Plan account balances.

Name	Aggregate Balance at December 31, 2012	Executive Contributions in 2013(1)	Company Contributions in 2013(2)	Aggregate Earnings in 2013	Aggregate Withdrawals/ Distributions in 2013	Aggregate Balance at December 31, 2013(3)
Peter E. Kalan	$697,177	$50,441	$6,250	$119,069	—	$872,937
Randy R. Wiese	$226,615	$69,842	$6,250	$67,485	—	$370,192
Joseph T. Ruble	$372,771	$100,236	$6,250	$70,943	—	$550,200
Bret C. Griess	$839,049	$66,932	$11,181	$251,149	—	$1,168,311
Michael J. Henderson	$105,440	$28,375	$6,250	$7,196	—	$147,261

(1)
These amounts are also included in the "Base Salary" or "Non-Equity Incentive Plan Compensation" columns in the 2013 Summary Compensation Table on page 36.

(2)
These amounts were reported as "All Other Compensation" in the 2013 Summary Compensation Table on page 36 and as "Non-qualified deferred compensation plan Company contributions" on page 37.

(3)
The aggregate balance includes the following executive and Company contribution amounts reported in the summary compensation tables in prior year proxy statements beginning with the 2007 proxy statement: Mr. Kalan $280,233, Mr. Wiese $256,237, Mr. Ruble $264,905, Mr. Griess $163,861, and Mr. Henderson $98,580.

Employment Agreements

        The Company has entered into employment agreements with each of the NEOs. The employment agreements for each of Mr. Kalan, Mr. Wiese, Mr. Ruble, Mr. Griess and Mr. Henderson have been amended and restated from time to time. For purposes of this section, the employment agreements, as amended and restated, for each NEO are collectively referred to as the "employment agreements."

Basic Terms

        Mr. Kalan's restated employment agreement, dated May 29, 2008, provides for a base salary at an annual rate which is not less than his base salary in effect on December 31 of the immediately preceding calendar year, an annual incentive bonus target of not less than 50% of his base salary, paid vacations and holidays and various group insurance coverage. Mr. Kalan's 2013 annual base salary was $600,000, and his 2013 incentive bonus target was 150% of his base salary.

        Mr. Wiese's restated employment agreement, dated May 29, 2008, provides for a base salary at an annual rate which is not less than his base salary in effect on December 31 of the immediately preceding calendar year, an annual incentive bonus target of not less than 65% of his base salary, paid vacations and holidays and various group insurance coverage. Mr. Wiese's 2013 annual base salary was $380,000, and his 2013 incentive bonus target was 100% of his base salary.

        Mr. Ruble's restated employment agreement, dated May 29, 2008, provides for a base salary at an annual rate which is not less than his base salary in effect on December 31 of the immediately preceding calendar year, an annual incentive bonus target of not less than 40% of his base salary, paid vacations and holidays and various group insurance coverage. Mr. Ruble's 2013 annual base salary was $350,000, and his 2013 incentive bonus target was 100% of his base salary.

        Mr. Griess' employment agreement, dated February 19, 2009, provides for a base salary at an annual rate which is not less than his base salary in effect on December 31 of the immediately preceding calendar year, an annual incentive bonus target of not less than 65% of his base salary, paid vacations and holidays and various group insurance coverage. Mr. Griess' 2013 annual base salary was $395,000, and his 2013 incentive bonus target was 100% of his base salary.

        Mr. Henderson's employment agreement, dated July 1, 2010, provides for a base salary at an annual rate which is not less than his base salary in effect on December 31 of the immediately preceding calendar year, an annual incentive bonus target of not less than 65% of his base salary, paid vacations and holidays and various group insurance coverage. Mr. Henderson's 2013 annual base salary was $355,000, and his 2013 incentive bonus target was 100% of his base salary. In March of 2011, the Company and Mr. Henderson agreed to amend his employment agreement removing any obligation of the Company to pay any excise tax, or associated interest and penalties, on excess parachute payments that are payable in connection with a change of control (all as defined in Mr. Henderson's employment agreement). Mr. Henderson's existing employment agreement with the Company was terminated by mutual agreement in January 2014.

Termination for Death, Disability, Cause or Voluntary Resignation

        Each of the employment agreements will terminate upon the executive's death, and the Company may terminate the employment of the executive in the event of his disability for a continuous period of more than six months or for more than 180 days in the aggregate during any 12-month period. The Company also may terminate the employment of the executive for "cause," the definition of which is summarized below. In the cases of death or disability, the executive (or his estate) would be entitled to receive his base salary through the employment termination date, any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date, and a pro rata portion of his annual incentive bonus for the year in which his employment terminates. In the case of termination for cause, the executive is not entitled to receive any salary after the employment termination date or any portion of his incentive bonus for the year in which his employment terminates. If the executive voluntarily resigns, then he is entitled to receive only his base salary through the employment termination date and any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date (unless such date is December 31, in which case he also is entitled to receive his incentive bonus for the year of termination).

Termination Without Cause or Due to Constructive Termination—Severance

        If the Company terminates the employment of the executive without cause prior to a change of control of the Company, then the Company must continue to pay such person's base salary for two years after the termination in the case of Mr. Kalan and one year after the termination in the cases of Messrs. Wiese, Ruble, Griess and Henderson (in each case, less compensation received from another employer), any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date, and an additional amount equal to a specified percentage of such person's base salary (160% in the case of Mr. Kalan, 115% in the cases of Messrs. Wiese, Ruble, Griess and Henderson, and in each case, one-half is payable within 30 days of the termination and the other one-half payable one year after the termination). If the termination without cause occurs after a change of control of the Company, then the Company must pay the executive's base salary for two years after the termination (in a lump sum within 30 days after the termination and without regard to other employment), any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date, and an additional amount equal to a specified percentage of such person's base salary (210% in the case of Mr. Kalan, 165% in the cases of Messrs. Wiese, Ruble, Griess and Henderson, and in each case payable in a lump sum within 30 days after the termination). See Potential Payments Upon Termination of Employment on page 46 for additional information regarding potential severance.

        The employment agreements contain provisions relating to a constructive termination (consisting of a material change in the executive's duties and responsibilities or assignment to the executive of materially inappropriate duties and responsibilities, in either case without the executive's written consent) but require that the employee give notice to the Company of a claimed constructive termination, and the Company then has an opportunity to take appropriate actions to remove the basis for such claim. If a constructive termination occurs, then the executive is entitled to the same compensation as if the Company had terminated his employment without cause (either before or after a change of control of the Company, as the case may be).

Termination Without Cause or Due to Constructive Termination—Benefits

        If the Company terminates the executive's employment because of the executive's disability, then the executive is entitled to continue his participation in the Company's group medical, dental insurance, life insurance and long-term disability insurance plans ("Group Plans") to the extent permitted by the Group Plans or applicable governmental regulations, until the first to occur of the cessation of such disability, the executive's death, attainment of age 65 or receipt of substantially equivalent benefits from another employer. If the Company terminates the executive's employment without cause prior to a change of control, then the executive is entitled to continue his participation in the Group Plans for two years after the effective date of such termination in the case of Mr. Kalan and one year after the effective date of such termination in the cases of Messrs. Wiese, Ruble, Griess and Henderson to the extent permitted by the Group Plans or applicable governmental regulations, or until his receipt of substantially equivalent benefits from another employer, whichever occurs first; if the termination without cause occurs after a change of control, then the potential period of continued participation in the Group Plans is two years rather than one year for all of the executives. In the case of a constructive termination, the executive's continued participation in the Group Plans is on the same basis as if the Company had terminated the executive's employment without cause (either before or after a change of control of the Company, as the case may be).

Definitions

        Cause.     For purposes of the employment agreement with Mr. Wiese and the employment agreement with Mr. Henderson, "cause" means (1) the executive's confession or conviction of theft, fraud, embezzlement, or other crime involving dishonesty, (2) the executive's certification of materially inaccurate financial or other information pertaining to the Company or any of its subsidiaries with actual knowledge of such inaccuracies on the part of the executive, (3) the executive's refusal or willful failure to cooperate with an investigation by a governmental agency pertaining to the financial or other business affairs of the Company or any of its subsidiaries unless such refusal or willful failure is based upon a written direction of the Board or the written advice of counsel, (4) the executive's excessive absenteeism (other than by reason of physical injury, disease or mental illness) without a reasonable justification and failure on the part of the executive to cure such absenteeism within 20 days after his receipt of a written notice from the Board or the CEO of the Company setting forth the particulars of such absenteeism, (5) material violation by the executive of his nondisclosure obligations under the employment agreement, (6) habitual and material negligence by the executive in the performance of his duties and responsibilities under the employment agreement and failure on the part of the executive to cure such negligence within 20 days after his receipt of a written notice from the Board or the CEO of the Company setting forth in reasonable detail the particulars of such negligence, (7) material non-compliance by the executive with his performance obligations under the employment agreement and failure to correct such non-compliance within 20 days after the executive's receipt of a written notice from the Board or the CEO of the Company setting forth in reasonable detail the particulars of such non-compliance, (8) material failure by the executive to comply with a lawful directive of the Board or the CEO of the Company and failure to cure such non-compliance within 20 days after the executive's receipt of a written notice from the Board or the CEO of the Company setting forth in reasonable detail the particulars of such non-compliance, (9) a material breach by the executive of any of his fiduciary duties to the Company or its subsidiaries and, if such breach is curable, the executive's failure to cure such breach within 20 days after the executive's receipt of a written notice from the Board or the CEO of the Company setting forth in reasonable detail the particulars of such breach or (10) willful misconduct or fraud on the part of the executive in the performance of the executive's duties under the employment agreement as determined in good faith by the Board.

        The definition of "cause" in the employment agreements with Messrs. Kalan, Ruble and Griess do not contain clauses (2) and (3) in the foregoing list of events constituting "cause." In no event will the results of operations of the Company or any business judgment made in good faith by the executive constitute an independent basis for termination for cause of the executive's employment under the employment agreement. Any termination of the executive's employment for cause must be authorized by a majority vote of the Board taken not later than six months (in the case of Mr. Wiese and Mr. Henderson) or nine months (in the cases of Messrs. Kalan, Ruble and Griess) after a majority of the members of the Board (other than the executive) have actual knowledge of the occurrence of the event or conduct constituting the cause for such termination. For purposes of the unvested restricted stock discussed below, the definition of "cause" is the same as the definition in the restated employment agreement with Mr. Wiese.

        Change of Control.     For purposes of the employment agreements and the unvested restricted stock discussed below, a "change of control" of the Company generally includes (1) the merger or consolidation of the Company into another corporation, (2) the acquisition of 30% or more of the outstanding common stock by any person, entity, or group of persons, (3) a "going private" transaction involving the Company, (4) the sale or other disposition of all or substantially all of the Company's property and assets, (5) the disposition to a third party of a major portion or portions of the Company's business measured either by the consideration received as a percentage of the market value of the common stock or by the revenues of the Company represented by the business being sold and (6) a change in a majority of the members of the Board without approval of 75% of the incumbent directors. The preceding sentence is qualified by reference to the actual more detailed definition of "change of control" contained in the applicable agreements between the Company and Messrs. Kalan, Wiese, Ruble, Griess and Henderson, respectively.

Potential Payments Upon Termination of Employment

Termination for Death, Disability or Voluntary Resignation

        Assuming that the executive's death, the termination of the executive's employment by reason of his disability or the executive's voluntary resignation occurred on December 31, 2013, the executive would be entitled to receive his base salary through the termination date, any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date, and his incentive bonus for 2013 but no further cash payments or benefits from the Company except as provided in the following sentence. In the case of a termination of the executive's employment by reason of his disability, the executive would be entitled to the continuation of group medical, dental, life and long-term disability insurance until the first to occur of the cessation of such disability, the executive's death, attainment of age 65 or receipt of substantially equivalent benefits from another employer. The monthly premiums at December 31, 2013, for such insurance coverages were approximately $1,660 for Mr. Kalan (age 54), $1,686 for Mr. Wiese (age 54), $1,680 for Mr. Ruble (age 53), $1,275 for Mr. Griess (age 45), and $1,230 for Mr. Henderson (age 56).

Termination for Cause

        Assuming that the termination of the executive's employment for cause occurred on December 31, 2013, the executive would be entitled to receive his base salary through the termination date and any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date but no further cash payments or benefits from the Company.

Termination Without Cause Prior to a Change of Control

        Assuming that the Company terminated the executive's employment on December 31, 2013, without cause (including a constructive termination) prior to a change of control of the Company, the executive would be entitled to receive his base salary through the termination date, any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date, and his incentive bonus for 2013. In addition, the executive would be entitled to receive the payments and benefits shown in the following table:

Payment or Benefit	Peter E. Kalan	Randy R. Wiese	Joseph T. Ruble	Bret C. Griess	Michael J. Henderson(4)	Totals
Base salary(1)	$1,200,000	$380,000	$350,000	$395,000	$355,000	$2,680,000
Additional amount of base salary(2)	960,000	437,000	402,500	454,250	408,250	2,662,000
Group medical, dental, life and long-term disability benefits(3)	39,852	20,235	20,166	15,304	14,758	110,315

	$2,199,852	$837,235	$772,666	$864,554	$778,008	$5,452,315

(1)
Base salary amounts (two years for Mr. Kalan and one year for the other executive officers) would be reduced by any compensation received from another employer and are payable ratably over the 24 months following the termination of employment for Mr. Kalan and over the 12 months following termination of employment for the other executive officers.

(2)
Fifty percent (50%) of the amount payable would be paid no later than 30 days after the effective date of termination of employment, and the other 50%, without interest, one year after the effective date of termination of employment.

(3)
Amount represents premiums based upon monthly premiums being paid as of December 31, 2013, payable for 24 months following termination of employment for Mr. Kalan and over 12 months following termination of employment for the other executive officers. Benefits will cease upon the executive's receipt of substantially equivalent benefits from another employer.

(4)
As noted previously on page 20, Mr. Henderson's NEO employment agreement with the Company was terminated by mutual agreement on January 15, 2014.

 Termination Without Cause After a Change of Control

        Assuming that the Company terminated the executive's employment on December 31, 2013, without cause (including a constructive termination) after a change of control of the Company, the executive would be entitled to receive his base salary through the termination date, any other amounts or benefits earned, accrued or owed to him but not paid as of the employment termination date, and his incentive bonus for 2013. In addition, the executive would be entitled to receive the payments and benefits shown in the following table (which include the value of 222,616, 104,802, 89,464, 120,968 and 92,654 unvested shares of restricted stock held, respectively, by Messrs. Kalan, Wiese, Ruble, Griess, and Henderson on December 31, 2013, which would vest upon such termination of employment without cause after a change of control):

Payment or Benefit	Peter E. Kalan	Randy R. Wiese	Joseph T. Ruble	Bret C. Griess	Michael J. Henderson(4)	Totals
Base salary(1)	$1,200,000	$760,000	$700,000	$790,000	$710,000	$4,160,000
Additional amount of base salary(1)	1,260,000	627,000	577,500	651,750	585,750	3,702,000
Group medical, dental, life and long-term disability benefits(2)	39,852	40,471	40,332	30,609	29,516	180,780
Acceleration of vesting of restricted stock awards(3)	6,544,910	3,081,179	2,630,242	3,556,459	2,724,028	18,536,818

	$9,044,762	$4,508,650	$3,948,074	$5,028,818	$4,049,294	$26,579,598

(1)
Amount payable would be paid in a lump sum within 30 days after the termination of employment without regard to other employment.

(2)
Amount represents premiums for 24 months, based upon monthly premiums being paid as of December 31, 2013. Benefits will cease upon the executive's receipt of substantially equivalent benefits from another employer.

(3)
Amount represents the number of shares of unvested restricted stock that would vest upon the termination of employment after a change of control, multiplied by the closing market price of the Company's common stock on December 31, 2013 of $29.40.

(4)
As noted previously on page 20, Mr. Henderson's NEO employment agreement with the Company was terminated by mutual agreement on January 15, 2014.

        Except for Mr. Henderson, if any of the payments required to be made to Messrs. Kalan, Wiese, Ruble or Griess upon a termination of employment without cause (including a constructive termination) prior to or after a change of control of the Company could constitute "excess parachute payments" under Section 280G (the golden parachute provision) of the Internal Revenue Code of 1986 and the executive becomes liable for any excise tax on such payments (and any interest or penalties on such excise tax), then the Company must pay to the executive (1) the amount of such excise tax, interest and penalties (the initial "gross-up payment") and (2) a series of additional amounts equal to the income, excise and other taxes for which the executive would become liable as a result of the initial "gross-up payment" and each such additional "gross-up payment." The Company has similar obligations to the executives, other than to Mr. Henderson, in the case of accelerated vesting of restricted shares of common stock as a result of a termination of employment without cause (including a constructive termination) after a change of control. The Company believes that payments in the amounts set forth in the immediately preceding table would not constitute "excess parachute payments."

        Each employment agreement contains provisions (a) restricting the disclosure by the executive of confidential information of the Company during the term of the agreement and thereafter, (b) restricting the executive from soliciting employees of the Company for employment with another employer for a period of one year after the termination of the executive's employment with the Company and (c) restricting the executive from engaging in various activities directly or indirectly involving competition with the Company for a period of one year after the termination of the executive's employment with the Company. Each agreement authorizes the Company to seek injunctive relief to prevent a violation or potential violation of the restrictive provisions described in this paragraph, and the Company also can exercise any other rights and remedies that might be available to the Company in the particular circumstances.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        We are asking our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

        As described under the heading Compensation Discussion and Analysis, our executive compensation program is designed to attract and retain qualified executives, recognize and reward individual performance and align executive pay with stockholder return over both the short and long term. Under this program, our named executive officers are rewarded for the achievement of specific annual and long-term strategic financial and operational goals, and increases in stockholder value. For additional information about our executive compensation program, please read the Compensation Discussion and Analysis beginning on page 20.

        We are asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers on an annual basis. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote "FOR" the following resolution at our Annual Meeting:

          "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. The Board and Compensation Committees value the opinions of our stockholders and will consider the outcome of the vote when considering future decisions on the compensation of our named executive officers.

The Board Recommends a Vote FOR the Approval of the
Compensation of Our Named Executive Officers,
As Disclosed Pursuant to the Compensation Disclosure Rules of the SEC.

 PROPOSAL 3

APPROVAL OF AN AMENDMENT TO
INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER
THE AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

        We are asking our stockholders to approve an amendment to the CSG Systems International, Inc. Amended and Restated 2005 Stock Incentive Plan (the "2005 Plan") to authorize an additional 2,900,000 shares of our common stock for issuance thereunder. The amendment to the 2005 Plan was approved by our Board, subject to stockholder approval. If approved by our stockholders, the amendment will become effective as of the 2014 Annual Meeting date. If the amendment is not approved by our stockholders, the 2005 Plan will remain in effect in its present form as approved by stockholders at the 2011 Annual Meeting.

        We are proposing the increase in shares to enable us to continue offering equity incentive awards. This amendment will provide us with flexibility to design appropriate equity awards, including performance-based awards, to help us achieve our business objectives.

The Board Recommends a Vote FOR Approval of the Amendment to Our
Amended and Restated 2005 Stock Incentive Plan to Increase the Number of Shares
Authorized for Issuance By 2,900,000 Shares.

 Background and Additional Share Request

        The purpose of the 2005 Plan is to provide incentives to officers and other key employees who are likely to be responsible for achieving our long term financial success and to attract and compensate knowledgeable and experienced non-employee directors to assist in achievement of our long term financial success.

        The 2005 Plan is the only equity incentive plan under which the company currently grants equity awards and was most recently approved by our stockholders on May 17, 2011. The 2005 Plan was initially adopted by our stockholders on May 27, 2005. The number of shares authorized for issuance under the 2005 Plan was increased as part of the amendment and restatement of the 2005 Plan in 2011 (from 12,400,000 to 15,800,000). Under its terms, the 2005 Plan will expire on December 31, 2020.

        The amendment increases the number of shares authorized for issuance by 2,900,000 shares, for a total of 18,700,000 shares reserved for issuance under the 2005 Plan. For purpose of the 2005 Plan, shares covered by an award of a stock bonus, restricted stock, restricted stock units or performance units are considered as "Full Value" awards, and count against the maximum number of shares which may be issued under the Plan as two shares for every one share granted or issued in payment of the award (2:1).

        As of February 28, 2014, a total of 2,953,602 shares remained available for issuance under the 2005 Plan. The amendment will increase the number of shares available under the 2005 Plan to 5,853,602 or 17.1% of our common stock outstanding as of February 28, 2014. The closing price of a share of our common stock, $0.01 par value per share, on the NASDAQ Global Market on February 28, 2014, was $28.00 per share.

        We regularly monitor the burn rate of our equity compensation plans. Based on ISS Burn Rate calculation methodology, our adjusted average annual equity grant rate, or burn rate over the past 3 years is 7.05%.

 Key Features and Corporate Governance

        The 2005 Plan includes important features:

  •
  Full Value awards count against the maximum number of shares which may be issued under the Plan as two shares for every one share (2:1) granted or issued in payment of the award.

  •
  Shares retained by us for payment of an option or SAR exercise price or withheld by us to satisfy tax withholding obligations or repurchased by us with proceeds collected in connection with the exercise of options are not available again for grant under the 2005 Plan.

  •
  Stock options and stock appreciation rights may not be repriced (repricing, exchange, substitution and cash buyouts) without prior approval by our stockholders.

  •
  Stock options and stock appreciation rights may not be granted with an exercise price below fair market value.

Summary of the 2005 Plan

        The material terms of our 2005 Plan, as amended, are summarized below. This summary, however, does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the plan, which appears as Appendix A to this proxy statement.

        Types of Awards.    The plan authorizes the grant of incentive stock options, non-qualified stock options, stock appreciation rights, performance unit awards, restricted stock awards, restricted stock unit awards and stock bonus awards.

        Administration.    The Board has delegated authority to the Compensation Committee ("Committee") to administer the plan. The Committee has authority to interpret the plan, select the officers, key employees and non-employee directors to whom awards will be granted, determine type, amount, size, terms and conditions of each award and make certain other determinations. The Committee may establish sub-plans in connection with grants to employees in non-U.S. jurisdictions. The Committee may delegate certain of its authority to officers of the Company.

        Eligibility.    Officers and other key employees of the Company or any subsidiary and non-employee directors of the Company are eligible to receive awards under the plan, when selected for participation by the Committee. As of March 3, 2014, we had nine non-employee directors and approximately 3,500 employees.

        Stock Subject to the Plan.    A total of 18,700,000 shares of our common stock may be issued under the plan (subject to approval of this Proposal 3 to add 2,900,000 shares), which may be authorized and unissued shares or treasury shares. The aggregate number of shares subject to awards granted to any one person in any calendar year may not exceed 600,000 shares. The maximum number of shares that may be granted subject to options is 18,700,000 shares (subject to approval of this Proposal 3).

        Share Counting.    Shares covered by an award of restricted stock, restricted stock units, performance units or a stock bonus are considered "Full Value" awards, and count against the maximum number of shares which may be issued under the Plan as two shares for every one share granted or issued in payment of the award (2:1). Shares covered by a stock option or a stock appreciation right that expires or terminates unexercised will be available again for awards under the plan. Shares granted as restricted stock or subject to a restricted stock unit award that are forfeited, cancelled or otherwise are reacquired by us due to failure of the shares to vest will remain available for awards under the plan and will be added back in the same manner as the shares reduced the limit (2:1). Shares retained by us in payment of an option or a SAR exercise price or withheld by us to satisfy tax withholding obligations will not be available again for awards under the plan. If a stock appreciation right or restricted stock unit award is settled by us entirely in cash, the shares covered by the award as to which the exercise or vesting occurs will be available again for awards under the plan.

        Adjustments.    In the event of a change in our outstanding shares of common stock due to a stock dividend, stock split, recapitalization, merger, reorganization or similar change, the Committee will make appropriate adjustments in (a) the aggregate number of shares of common stock (i) reserved for issuance, (ii) for which awards may be made to an individual and (iii) covered by outstanding awards, (b) the exercise price relating to outstanding awards and (c) the appropriate fair market value and other price determinations relevant to outstanding awards.

        Stock Options.    The plan permits the grant of incentive stock options and non-qualified stock options. The option exercise price per share may not be less than the fair market value of our common stock on the date of the grant. The type of option and other terms and conditions of the option will be determined by the Committee and set forth in the option agreement including the option term, subject to a maximum term of ten years. The Committee may determine when the option becomes exercisable and may accelerate previously established exercise rights. The agreement may permit payment of the option exercise price in one or more forms including cash, surrender or withholding of shares of our common stock valued at their fair market value on the exercise date, or pursuant to a broker-assisted exercise program.

        Unless otherwise provided in an option agreement, if an optionee's employment terminates for any reason other than death or disability, then the optionee generally may exercise an option to the extent it was exercisable at the time of the termination for a period of three months after the termination (but not after the expiration date of the option). However, the Committee has the power to terminate an optionee's rights under an outstanding option if optionee's employment was terminated for cause or the optionee has engaged or may engage in employment or activities competitive with the Company or a subsidiary or contrary our best interests. If termination of employment is on account of optionee's disability or death, the option will generally be exercisable after termination for six months due to disability and 12 months due to death, or the expiration date, if earlier.

        If an optionee who is a non-employee director of the Company ceases to be our director for any reason other than retirement from the Board or death, then the optionee generally may exercise the option (to the extent that it was exercisable at the time the optionee ceased to be our director) for a period of three months (but not after the expiration date of the option). If an optionee who is our non-employee director ceases service (other than by reason of death) and at such time is at least age 65 with ten or more years of service or is at least age 70 with five or more years of service as a non-employee director, then the option generally will continue to be exercisable for five years or, if sooner, until the expiration of the option. If an optionee who is a non-employee director dies, then each outstanding but unexercised option held by the optionee for at least 12 months at the time of the optionee's death will become exercisable in full upon the optionee's death; and all options which are or become exercisable at the time of the optionee's death may be exercised by the optionee's estate or beneficiaries until the earlier of three years after the optionee's death or the expiration of the option. At the time of the granting of an option to a non-employee director, the Committee may make provisions for the exercise of the option if the optionee ceases to be a director of the Company which are different than those described above in this paragraph.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights, or SARs, which entitle the grantee to receive, upon the exercise of a stock appreciation right, an award equal to all or a portion of the excess of (i) the fair market value of a specified number of shares of common stock at the time of the exercise over (ii) a specified price not less than the fair market value of the common stock at the time the stock appreciation right was granted. A stock appreciation right may be granted independently of or in connection with a stock option grant. Upon the exercise of a stock appreciation right, the applicable award may be paid in cash or in shares of common stock (or a combination thereof) as the Committee may determine. The maximum term of a stock appreciation right is 10 years after the date of the grant. The Committee may determine when a stock appreciation right becomes exercisable and may accelerate previously established exercise rights.

        The provisions of the plan relating to the exercisability of stock appreciation rights upon termination of employment or service as a director are similar to those discussed above in connection with stock options.

        Performance Unit Awards.    The Committee may grant performance unit awards (other than to non-employee directors) which provide for future payments based upon and subject to the achievement of preestablished long-term performance targets. The Committee will establish the (i) performance period of not less than two nor more than five years, (ii) value of each performance unit and (iii) maximum and minimum performance targets to be achieved during the performance period. The Committee may adjust previously established performance targets or other terms and conditions of a performance unit award to reflect major unforeseen events or changes in circumstances, but such adjustments may not increase the payment due upon attainment of the previously established performance targets. Performance unit awards, to the extent earned, may be paid in cash or shares of common stock (or a combination thereof) as the Committee may determine.

        If the employment of a grantee of a performance unit award terminates prior to the end of an applicable performance period other than by reason of disability or death, then the award generally terminates. However, the plan permits the Committee to make partial payments of performance unit awards if the Committee determines such action to be equitable. If the employment of a grantee of a performance unit award terminates as a result of the grantee's disability or death prior to the end of an applicable performance period, then the Committee may authorize the payment of all or a portion of the performance unit award (to the extent earned under the applicable performance targets) to the grantee or the grantee's legal representative.

        Restricted Stock Awards.    The Committee may grant restricted stock awards consisting of shares of common stock restricted against transfer, subject to a substantial risk of forfeiture and to other terms and conditions. The Committee will determine the restriction period applicable to the restricted stock award and the amount, form and time of payment (if any) required from the grantee of a restricted stock award in consideration of the issuance of the shares covered by such award. Generally, the Committee in its discretion may provide for the lapse of restrictions applicable to restricted stock awards and may waive the restrictions in whole or in part.

        If the employment of a grantee of a restricted stock award terminates for any reason while some or all of the shares covered by such award are still restricted, then the grantee's rights with respect to the restricted shares generally terminate. However, the Committee has the discretion to provide for complete or partial exemptions to such employment requirement.

        Restricted Stock Unit Awards.    The Committee may grant restricted stock unit awards, which represent a right to receive future payments in either shares of our common stock or cash or a combination. The Committee determines the terms and conditions of the award. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals, or may make the awards subject to time-based or other vesting conditions. Grantees have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle holders to receive dividend equivalents, which are rights to receive additional restricted stock units based on the value of any cash dividends paid by us.

        If the employment or service of a grantee of a restricted stock unit award terminates for any reason before some or all of the restricted stock units vest, then the grantee forfeits any unvested restricted stock units upon termination of employment. However, the Committee has the discretion to provide for complete or partial exemptions to such employment or service requirement.

        Stock Bonus Awards.    The Committee may grant a stock bonus award (other than to non-employee directors) based upon the performance of the Company, a subsidiary or a segment thereof in terms of preestablished objective financial criteria or performance goals or, in appropriate cases, such other measures or standards of performance (including but not limited to performance already accomplished) as the Committee may determine. The Committee may adjust preestablished financial criteria or performance goals to take into account unforeseen events or changes in circumstances, but such adjustments may not increase the amount of a stock bonus award. The Committee, in its discretion, may impose additional restrictions upon the shares of common stock which are the subject of a stock bonus award.

        Tax Withholding.    The Company's obligation to deliver shares of common stock or make cash payments under the plan is subject to applicable tax withholding requirements. The Committee has discretion to require tax withholding amounts be paid by the grantee in cash or shares of common stock having a fair market value equal to the required tax withholding amount.

        Non-Assignability.    Awards may not be assigned or transferred by the recipient except by will, the laws of descent and distribution or, in the case of awards other than incentive stock options, pursuant to a qualified domestic relations order.

        Termination and Amendment.    Unless the plan is terminated earlier by the Board, it will terminate for purposes of further grants on December 31, 2020. Awards outstanding at the time of the termination will remain in effect in accordance with their terms. The Board may amend the plan at any time; however, stockholder approval must be obtained for any amendment for which approval is required in order to satisfy the applicable requirements of Section 16(b) of the Securities and Exchange Act of 1934, Section 162(m) of the Code, Section 422 of the Code or any regulation issued under any of such statutory provisions or the applicable requirements of any market or exchange on which shares of the common stock are listed or traded.

        No Repricing.    Stockholder approval is required to reduce the exercise price of an outstanding option or stock appreciation right or to cancel or amend an outstanding option or stock appreciation right for the purpose of repricing, replacing or regranting such option or stock appreciation right with an exercise price which is lower than the original exercise price of such option or stock appreciation right. Additional information with respect to the matters discussed in this paragraph appears in section 22 of the plan.

Performance Goals—Section 162(m)

        The Committee may grant awards that may or may not be intended to satisfy the requirements for qualified performance-based compensation under Section 162(m). To the extent the award is intended to qualify as performance-based compensation for purposes of Section 162(m), the award must be paid solely on account of the attainment of one or more performance goals pre-established by a committee of "outside directors"; and, before any payment of such compensation occurs, such committee must certify that the applicable performance goals and any other material terms of the award have been satisfied.

        The limitations of Section 162(m) apply to compensation paid to a covered employee. For purposes of Section 162(m), a covered employee generally includes an individual who on the last day of the Company's taxable year is the chief executive officer or among the three highest compensated officers (other than the chief executive officer and the chief financial officer). The following material terms apply to awards intended to qualify as performance-based awards:

        Class of Employees.    The class of employees eligible to receive qualifying performance-based awards is all officers and other employees of the Company or any subsidiary who are eligible to receive awards under the plan.

        Maximum Amount of Compensation.    The aggregate number of shares subject to or issuable in payment of an option or a stock appreciation right to any covered employee in any calendar year may not exceed 600,000 shares, subject to adjustment for changes in capitalization. The maximum number of shares that may be granted to any covered employee as a stock bonus award, restricted stock award, restricted stock unit award or performance unit award in any calendar year is 300,000 shares, subject to adjustment for changes in capitalization.

        Business Criteria.    The Committee will pre-establish objective performance goals for awards intended to qualify awards as performance-based compensation. The performance goals will be based on one or more of the following business criteria, which may be based on one or more measures prepared in accordance with GAAP (as applicable), or by applying certain adjustments to the GAAP measure(s) that the Committee believes are appropriate to better measure the business performance of the Company(1):

• Revenue	• Operating Income
• Net Income	• Earnings Per Share (EPS)
• Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)	• Return on Investment (ROI)
• Cash Flow	• Stock Price
• Revenue Growth	• Free Cash Flow
• Relative Performance Measures of a Peer Group(2)	• Earnings Growth

(1)
Performance goals may be particular to an individual program participant or to a subsidiary or other business unit of the Company or may be based upon the performance of the Company and its subsidiaries as a whole.

(2)
May include: published indices such as the Russell 3000 or S&P 500, peer group companies named in the Compensation Discussion and Analysis or other custom peer group.

        In appropriate circumstances, the Committee may provide for the adjustment of a performance goal if, after such performance goal has been established, the Company or any of its subsidiaries (i) acquires or disposes of any assets, business division, subsidiary, or other business operations, (ii) discontinues any business operations, or (iii) incurs any restructuring charge or any item of extraordinary loss or expense, and such subsequent event has a materially positive or negative effect on the attainment of such performance goal.

        Performance-based awards may relate to a single calendar year or may provide for payment or vesting in installments over a multi-year period with separate performance goals for separate calendar years or for other portions of such multi-year period. The terms and conditions of each performance-based award will be set forth in an agreement. Such agreement will contain the method, in terms of an objective formula or standard, for determining the number of shares of common stock, if any, that will be paid to or vest for a "covered employee" if the applicable performance goals are attained.

        Prior to and as a condition of the payment or vesting of any performance-based award granted to a covered employee, the Committee must certify in writing that the performance goal and any other material terms applicable to the award have been attained.

Tax Consequences

        The following brief description of certain U.S. federal income tax consequences is based upon present federal income tax laws and regulations and does not purport to be a complete description of the U.S. federal income tax consequences of the 2005 Plan. Different rules may apply to participants who are not subject to U.S. federal income tax.

        Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the grantee or a tax deduction for us. If the grantee holds the shares purchased upon the exercise of an incentive stock option for at least one year after the purchase of the shares and until at least two years after the option was granted, then the grantee's sale of the shares will result in a long term capital gain or loss, and we will not be entitled to any tax deduction. If the grantee sells or otherwise transfers the shares before such holding periods have elapsed, then the grantee generally will recognize ordinary income and we generally would be entitled to a tax deduction in an amount equal to the lesser of (i) the fair market value of the shares on the exercise date minus the option price or (ii) the amount realized upon the disposition minus the option price. Any gain in excess of such ordinary income portion would be taxable as long term or short term capital gain depending upon the grantee's holding period for the shares. The excess of the fair market value of the shares received on the option exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

        Non-Qualified Stock Options.    The grant of a non-qualified stock option will not result in taxable income to the grantee or a tax deduction for us. Upon the exercise of a non-qualified stock option, the grantee will recognize ordinary income on the excess of the fair market value of shares received over the option exercise price, and we generally will be entitled to a tax deduction in the same amount. The exercise price of the non-qualified stock option plus the amount included in the grantee's income as a result of the option exercise will be treated as the grantee's basis in the shares received, and any gain or loss on the subsequent sale of the shares will be treated as long term or short term capital gain or loss depending upon the grantee's holding period for the shares. The grantee's sale of shares acquired upon the exercise of a non-qualified stock option will have no tax consequences to us.

        Stock Appreciation Rights, Performance Unit Awards and Restricted Stock Unit Awards.    The grant of a stock appreciation right, a performance unit award or a restricted stock unit award will not result in taxable income to the grantee or a tax deduction for us. Upon the exercise of an stock appreciation right or the receipt of cash or shares of common stock upon the settlement of a performance unit award or restricted stock unit award, the grantee will recognize ordinary income, and we generally will be entitled to a tax deduction in an amount equal to the fair market value of the shares plus any cash received.

        Restricted Stock Awards.    The grant of a restricted stock award will generally not result in taxable income for the grantee or a tax deduction for us, provided the shares are subject to a substantial risk of forfeiture and restrictions on transfer. However, the grantee may elect under Section 83(b) of the Code within 30 days after the date of grant to recognize ordinary income on the date of grant equal to the excess of the fair market of the shares on the date of the grant, over the amount paid, if any. If the grantee does not make an Section 83(b) election, then, when the restrictions lapse, the grantee will recognize ordinary income equal to the fair market value of the shares over the amount paid, if any. If and when the grantee recognizes ordinary income with respect to the shares, we generally will be entitled to a tax deduction in the same amount. The amount paid by the grantee for restricted shares plus any amount recognized by the grantee as ordinary income will be treated as the grantee's basis in the shares; when the grantee sells the shares covered by a restricted share award following the lapse or other termination of the restrictions, any gain or loss on such sale will be treated as long term or short term capital gain or loss depending upon the grantee's holding period. Any dividends paid to the grantee of restricted shares while the shares are still subject to the restrictions would be treated as compensation for federal income tax purposes.

        Stock Bonus Awards.    When a stock bonus award is paid to a grantee by the delivery of shares of common stock, the grantee will recognize ordinary income and we generally will be entitled to a tax deduction in an amount equal to the fair market value of such shares at the time of such delivery. If, however, such shares are subject to any restrictions which create a substantial risk of forfeiture, then the tax rules described above with respect to restricted stock awards would be applicable.

        Section 162(m).    Compensation that qualifies as "performance-based" compensation is excluded from the $1 million deduction limitation of Section 162(m) of the Code. Under the plan, options and stock appreciation rights granted with an exercise price at least equal to 100 percent of the fair market value of the underlying shares on the date of grant and certain other awards paid to covered employees that are conditioned upon achievement of performance goals are intended to qualify as "performance-based" compensation. A number of requirements must be met in order for compensation paid or earned with respect to an award granted under the plan to qualify as performance-based compensation for purposes of Section 162(m).

New Plan Benefits

        The award amounts that may be received by any participant are not determinable. For information regarding awards granted to our named executive officers during 2013 under the 2005 Plan, see the 2013 Grants of Plan-Based Awards table on page 38 and for awards granted to our non-employee directors during 2013 see the 2013 Director Compensation table on page 9.

Equity Compensation Plan Information from the 2013 Form 10-K filed on February 28, 2014.

        The following table summarizes certain information about our equity compensation plans as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	—	$—	4,777,387

        Of the total number of securities remaining available for future issuance, 4,216,246 shares can be used for various types of stock-based awards, as specified in the equity compensation plan, with the remaining 561,141 shares to be used for our employee stock purchase plan. See Note 13 to our Financial Statements for additional discussion of our equity compensation plans.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014

        The firm of KPMG LLP served as the Company's independent registered public accounting firm for 2013 and has been appointed by the Company's Audit Committee to serve in such capacity for 2014. The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and that such representative will be available to respond to appropriate questions.

        The following table sets forth (1) as "Audit Fees" the aggregate fees billed by KPMG LLP for 2013 and 2012 for professional services rendered for audits of the Company's annual consolidated financial statements and reviews of financial statements included in the Company's quarterly reports on Form 10-Q as well as for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for such periods, such as the attestation on the effectiveness of the Company's internal control over financial reporting, (2) as "Audit-Related Fees" the aggregate fees billed by KPMG LLP in 2013 and 2012 for assurance and related services that are reasonably related to the performance of the audits or reviews of the Company's financial statements that are not reported under "Audit Fees," and (3) as "Tax Fees" the aggregate fees billed by KPMG LLP in 2013 and 2012 for federal, state and foreign tax compliance, tax advice and tax planning services:

	2013	2012
Audit Fees	$1,558,890	$1,469,940
Audit-Related Fees	—	1,800
Tax Fees	659,500	414,640

Total:	$2,218,390	$1,886,380

        Other than as reported above, no other fees were billed by KPMG LLP for 2013 or 2012.

Pre-Approval Policies and Procedures

        The Audit Committee Charter requires the Audit Committee to approve, in advance of the performance of the services, all audit and permissible non-audit services to be provided to the Company by the Company's independent registered public accounting firm. The Audit Committee has delegated to its Chairman the authority to perform the Audit Committee's responsibilities with respect to such approvals. The Audit Committee Chairman is required to report to the Audit Committee at its next meeting on the manner in which such delegated performance was carried out by him. Each year since 2003, the engagement of KPMG LLP to provide services to the Company has been approved in advance either by the Audit Committee or by its Chairman pursuant to the delegated authority referred to above.

        Although the Company's Audit Committee is directly responsible for the appointment of the Company's independent registered public accounting firm, the Board is requesting the Company's stockholders to ratify the Audit Committee's appointment of KPMG LLP to serve in such capacity for 2014 so that the Company will have the benefit of its stockholders' views on such appointment. If the stockholders do not ratify such appointment, the Audit Committee nevertheless may determine that it is in the best interests of the Company and its stockholders to keep such appointment in effect for 2014. Whether or not the appointment of KPMG LLP is ratified by the stockholders, the Audit Committee at any time during the year may appoint a different independent registered public accounting firm for 2014 if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board Recommends That Stockholders
Vote FOR Ratification of the Appointment of KPMG LLP As Our
Independent Registered Public Accounting Firm for Fiscal 2014.

REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A, other than as provided below, or to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filings incorporating this proxy statement by reference, except to the extent that the Company specifically requests that such information be incorporated by reference or treated as soliciting material.

        The primary purposes of the Audit Committee, as set forth in its charter, are to oversee the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company and provide oversight of our risk and compliance management programs.

        We have implemented procedures to assist the Audit Committee with its responsibilities under its charter. During 2013, and thereafter through the completion of the audit of the Company's consolidated financial statements for such year, those procedures included regular meetings with management of the Company and with appropriate representatives of the Company's independent registered public accounting firm.

        We reviewed and discussed both with management of the Company and with the Company's independent registered public accounting firm, KPMG LLP, the Company's audited consolidated financial statements for 2013.

        We also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, "Communications with Audit Committees; Related Amendments to PCAOB Standards; and Transitional Amendments to AU Sec.380."

        We received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP's communications with the Audit Committee concerning independence, and have discussed with KPMG LLP its independence.

        Based upon the reviews and discussions referred to in the immediately preceding three paragraphs of this report, we recommended to the Board that the audited consolidated financial statements of the Company for 2013 be included in the Company's Annual Report on Form 10-K for such year for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors:
Bernard W. Reznicek, Chairman
David G. Barnes
Janice I. Obuchowski
Donald B. Reed

RELATED PARTY TRANSACTIONS

        Our Audit Committee Charter, as amended August 21, 2013, requires the Audit Committee to review and approve all related party transactions. For purposes of the charter, the term "related party transactions" includes all transactions required to be disclosed pursuant to SEC Regulation S-K Item 404. As defined by Item 404, a "related party transaction" is generally any effected or proposed transaction, arrangement or relationship in which:

  1.
  the Company was or is to be a participant;

  2.
  the amount involved exceeds or is expected to exceed $120,000; and

  3.
  any "related person" has a direct or indirect interest.

        "Related person" generally means:

  •
  a director or director nominee of the Company;

  •
  an executive officer of the Company;

  •
  a stockholder who is known to be the beneficial owner of more than 5% of our common stock;

  •
  any "immediate family member" of a director, director nominee, executive officer or beneficial owner of more than 5% of our common stock. "Immediate family members" include spouse, children, parents, siblings, in-laws, stepparents and stepchildren and any other person sharing the related person's household; or

  •
  any firm, corporation or other entity in which any of the foregoing persons (1) is employed by, a director of or a partner or principal in such entity or (2) has a beneficial ownership interest of 10% or more.

        There were no transactions during 2013, and there are not any currently proposed transactions, in which the Company was or is a participant with any related person, which would be required to be disclosed pursuant to Item 404 of Regulation S-K, other than as described in this proxy statement.

STOCKHOLDER PROPOSALS

        A stockholder who would like to have a proposal considered for inclusion in our 2015 proxy statement must submit the proposal so that it is received by us no later than December 11, 2014, and contain certain information required by our bylaws. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, CSG Systems International, Inc., 9555 Maroon Circle, Englewood, Colorado 80112.

        Our bylaws also provide that stockholder nominations of persons for election to the Board are subject to certain advance notice and informational requirements. Copies of our bylaws are available to stockholders upon request made to our Secretary at the above address.

HOUSEHOLDING

        We have adopted a procedure called "householding." This practice allows us to deliver only one copy of proxy-related materials, annual reports and information statements to stockholders who share the same address and last name and who do not participate in e-mail delivery of these materials, unless one or more stockholders notifies us that he or she would like to receive an individual copy. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year's Annual Meeting or for future meetings or stockholder communications, please send your written request to CSG Systems International, Inc., 9555 Maroon Circle, Englewood, Colorado 80112, Attn: Investor Relations Department or call us at

(303) 200-2000. Upon request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

        If you request, we will provide you with a copy of our 2013 Annual Report on Form 10-K for the year ended December 31, 2013, without charge. You should send your written requests to our Investor Relations department at the address on page 62 of this proxy statement or by contacting the department at (303) 200-2000. The Form 10-K does not constitute and should not be considered a part of this proxy solicitation material, except to the extent specifically incorporated herein.

 OTHER MATTERS

        As of the date of this proxy statement, we are not aware of any matter that may come before the Annual Meeting other than the matters discussed in this proxy statement; however, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy or their substitutes will have discretionary authority to vote on such matter in accordance with their judgment.

By Order of the Board of Directors
Joseph T. Ruble Secretary

April 10, 2014

        ALL STOCKHOLDERS ARE WELCOME TO ATTEND THE ANNUAL MEETING; HOWEVER, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS REQUIRED IF THE ACCOMPANYING ENVELOPE IS MAILED IN THE UNITED STATES.

        YOU ALSO MAY FILE YOUR PROXY BY TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY.

        IF YOU ATTEND THE MEETING AND ARE A STOCKHOLDER OF RECORD, YOU MAY VOTE IN PERSON. IF YOU WISH TO ATTEND AND VOTE AT THE MEETING AND YOUR SHARES ARE HELD IN "STREET NAME," YOU WILL NEED TO OBTAIN A PROXY FROM THE INSTITUTION THAT HOLDS YOUR SHARES AND SHOULD ADVISE SUCH INSTITUTION NOT TO VOTE YOUR SHARES. A PROXY WHICH YOU GIVE WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

Appendix A

CSG SYSTEMS INTERNATIONAL, INC.
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

        1.    Purpose.    The purpose of the CSG Systems International, Inc. 2005 Stock Incentive Plan (the "Plan") is to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value by providing incentives to those officers and other key employees of the Company and its Subsidiaries who are likely to be responsible for achieving such financial success and by attracting and compensating knowledgeable and experienced non-employee directors of the Company whose services on the Board and its committees can assist such officers and other key employees in the achievement of such financial success.

        2.    Certain Definitions.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a particular section of the Code shall include any regulations issued under such section.

        "Committee" shall have the meaning provided in Section 3 of the Plan.

        "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

        "Company" means CSG Systems International, Inc., a Delaware corporation.

        "Disability" means (i) with respect to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code and (ii) for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a grantee unable or incompetent to carry out the job responsibilities which such grantee held or the tasks to which such grantee was assigned (or, in the case of a non-employee director of the Company, the services in such capacity which such non-employee director is expected to perform) at the time the disability was incurred and which is expected to be permanent or for an indefinite duration exceeding one year.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" means, as determined by the Committee, the last sale price of the Common Stock as quoted on the Nasdaq Stock Market on the trading day for which the determination is being made, or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on the Nasdaq Stock Market on such day, or, if the Common Stock of the Company is listed on another national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made, or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not quoted on the Nasdaq Stock Market nor listed or admitted to trading on another national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on the day for which the determination is being made as reported through Nasdaq, or, if bid and asked prices for the Common Stock on such day are not reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Committee, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

        "Incentive Stock Option" means any stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

        "Non-Qualified Stock Option" means any stock option that is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

        "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Performance Unit Award" means an award granted pursuant to Section 8.

        "Plan Year" means the twelve-month period beginning on January 1 and ending on December 31; provided, that the first Plan Year shall be a short Plan Year beginning on the date on which the Plan is approved by the stockholders of the Company and ending on December 31 of the calendar year during which such stockholder approval occurs.

        "Restricted Stock Award" means an award of Common Stock granted pursuant to Section 9.

        "Restricted Stock Unit Award" means an award granted pursuant to Section 10.

        "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as in effect from time to time.

        "Stock Appreciation Right" means an award granted pursuant to Section 7.

        "Stock Bonus Award" means an award of Common Stock granted pursuant to Section 11.

        "Stock Option" means any option to purchase Common Stock granted pursuant to Section 6.

        "Subsidiary" means (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) for all other purposes, a corporation or other entity, domestic or foreign, of which not less than 50% of the voting shares or other voting interests are held by the Company or by a Subsidiary, whether or not such corporation or other entity now exists or hereafter is organized or acquired by the Company or by a Subsidiary. The plural form of such word is "Subsidiaries".

        3.    Administration.    The Plan shall be administered by a committee composed solely of two or more members of the Board (the "Committee") selected by the Board, each of whom shall qualify as a "Non-Employee Director" within the meaning of Rule 16b-3 and as an "outside director" within the meaning of Section 162(m) of the Code.

        The Committee shall have authority to grant to eligible employees of the Company and its Subsidiaries and to non-employee directors of the Company, pursuant to the terms of the Plan, (a) Stock Options, (b) Stock Appreciation Rights, (c) Performance Unit Awards, (d) Restricted Stock Awards, (e) Restricted Stock Unit Awards, (f) Stock Bonus Awards, or (g) any combination of the foregoing; provided, that the Committee may not grant Incentive Stock Options, Performance Unit Awards, or Stock Bonus Awards to non-employee directors of the Company.

        Subject to the applicable provisions of the Plan, the Committee shall have authority to interpret the provisions of the Plan and to decide all questions of fact arising in the application of such provisions; to select the officers and other key employees of the Company and its Subsidiaries and the non-employee directors of the Company to whom awards or options shall be granted under the Plan; to determine whether and to what extent awards or options shall be granted under the Plan; to determine the types of awards and options to be granted under the Plan and the amount, size, terms, and conditions of each such award or option; to determine the time when awards or options shall be granted under the Plan; to determine whether, to what extent, and under what circumstances the payment of Common Stock and other amounts payable with respect to an award granted under the Plan shall be deferred either automatically or at the election of the grantee; to determine the Fair Market Value of the Common Stock from time to time; to authorize persons to execute on behalf of the Company any agreement required to be entered into under the Plan; to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as the Committee from time to time shall deem advisable; and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

        Unless otherwise expressly provided in the Plan or by applicable law, all decisions and determinations made by the Committee in the administration and interpretation of the Plan or with respect to any ambiguous or disputed terms of any award or option shall be made in the sole discretion of the Committee and shall be final and binding on all persons, including but not limited to the Company and its Subsidiaries, the officers and other key employees of the Company and its Subsidiaries and the non-employee directors of the Company to whom awards and options are granted under the Plan, the heirs and legal representatives of such officers, key employees, and non-employee directors, and the personal representatives and beneficiaries of the estates of such officers, key employees, and non-employee directors.

        The Committee may, in its sole discretion, vary the provisions of the Plan (except the provisions of Sections 4, 13, 14, 21 (other than to require a grantee's consent to an amendment of an outstanding option or award), and 24 of the Plan) in order to conform such provisions to the legal requirements of each non-U.S. jurisdiction where a Subsidiary is located or to better accomplish the purpose of the Plan (including but not limited to the tax treatment of grantees of awards and options) with respect to (i) persons employed in such non-U.S. jurisdictions who are eligible to receive awards and options under the Plan and (ii) non-employee directors of the Company who reside in non-U.S. jurisdictions. The Committee may, where it deems appropriate in its sole discretion, establish one or more sub-plans for such purposes; and the Committee may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan or such sub-plans in such non-U.S. jurisdictions. For purposes of clarity, the terms of the Plan which will vary in a particular non-U.S. jurisdiction shall be reflected in a written addendum to the Plan for such non-U.S. jurisdiction.

        The Committee may delegate to any officer or officers of the Company any of the Committee's duties, powers, and authorities under the Plan upon such conditions and with such limitations as the Committee may determine; provided, that only the Committee may select for awards or options under the Plan, and make grants of awards or options under the Plan to, (i) officers and other key employees of the Company or any Subsidiary who are subject to Section 16 of the Exchange Act at the time of such selection or the making of such a grant and (ii) non-employee directors of the Company.

        4.    Common Stock Subject to the Plan.    Subject to adjustment pursuant to Section 20, the maximum number of shares of Common Stock which may be issued under the Plan is 18,700,000; and the Company shall reserve and keep available for issuance under the Plan such maximum number of shares, subject to adjustment pursuant to Section 20. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof. Shares of Common Stock subject to a Stock Option or a Stock Appreciation Right granted under the Plan shall be counted against the maximum number of shares of Common Stock which may be issued under the Plan as one share for each share subject to the Stock Option or the Stock Appreciation Right. Shares awarded under the Plan as a Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, or Stock Bonus Award shall be counted against the maximum number of shares of Common Stock which may be issued under the Plan as two shares for each one share granted as or subject to such Award. Subject to adjustment pursuant to Section 20, the aggregate number of shares of Common

Stock subject to (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Performance Unit Awards, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, or (vi) Stock Bonus Awards granted under the Plan in any Plan Year to any individual may not exceed 600,000, with shares awarded under the Plan to such individual as a Performance Unit Award, Restricted Stock Award, Restricted Stock Unit Award, or Stock Bonus Award being counted against such aggregate number as two shares for each one share granted as or subject to such Award. Except as otherwise provided in the Plan, any shares as to which a Stock Option or Stock Appreciation Right expires for any reason or terminates unexercised shall be available again for the grant of awards or options under the Plan. If any shares of Common Stock granted as a Restricted Stock Award or subject to a Restricted Stock Unit Award are forfeited, cancelled, or otherwise reacquired by the Company by reason of the failure of such shares to vest in the grantee of such Award, then the number of shares of Common Stock which then remain available for issuance under the Plan shall be increased by two shares for each one share so forfeited, cancelled, or otherwise reacquired by the Company. Shares of Common Stock retained by the Company in full or partial payment of an option exercise price pursuant to Section 6(d)(ii)(B) or withheld by the Company in satisfaction of any federal, state, or local tax withholding requirement shall not be available again for the grant of awards or options under the Plan. If a Stock Appreciation Right is exercised by a grantee or a Restricted Stock Unit Award vests in a grantee and the Company pays the award to the grantee entirely in cash, then the shares covered by the Stock Appreciation Right or Restricted Stock Unit Award as to which such exercise or vesting occurs shall be available again for the grant of awards or options under the Plan. If a Stock Appreciation Right is exercised by a grantee as to some or all of the shares covered by such Stock Appreciation Right and the Company pays the exercised award to the grantee in whole or in part in shares of Common Stock, then none of the shares as to which such exercise occurs will again be available for the grant of awards or options under the Plan.

        5.    Eligibility to Receive Awards and Options.    Awards and options may be granted under the Plan to those officers and other key employees of the Company or any Subsidiary who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth, and success of the Company or any Subsidiary and to non-employee directors of the Company. The granting of an award or option under the Plan to an officer or other key employee of the Company or any Subsidiary shall conclusively evidence the Committee's determination that such grantee meets one or more of the criteria referred to in the preceding sentence.

        6.    Stock Options.    A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other awards made under the Plan. Stock Options shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)    Type of Option.    Each option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

          (b)    Option Price.    The option exercise price per share shall not be less than the Fair Market Value of the Common Stock on the date the Stock Option is granted and in no event shall be less than the par value of the Common Stock.

          (c)    Term.    Each option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as the Committee may determine at the time of the Stock Option grant; provided, that no Stock Option granted under the Plan shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Option granted under the Plan shall become exercisable one year after the date of its grant, unless the option agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

          (d)    Payment for Shares.    The Committee may permit all or part of the payment of the option exercise price to be made (i) in cash, by check, or by wire transfer or (ii) in shares of Common Stock (A) which already are owned by the optionee and which are surrendered to the Company in good form for transfer or (B) which are retained by the Company from the shares of the Common Stock which would otherwise be issued to the optionee upon the optionee's exercise of the Stock Option. Such shares shall be valued at their Fair Market Value on the date of exercise of the Stock Option. In lieu of payment in fractions of shares, payment of any fractional share amount shall be made in cash or check payable to the Company. The Committee also may provide that the exercise price may be paid by delivering a properly executed exercise notice in a form approved by the Committee together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the applicable sale or loan proceeds required to pay the exercise price. No shares of Common Stock shall be issued to any optionee upon the exercise of a Stock Option until the Company receives full payment therefor as described above.

          (e)    Rights upon Termination of Employment.    In the event that an optionee ceases to be employed either by the Company or by a Subsidiary for any reason other than such optionee's death or Disability, any rights of the optionee under any Stock Option then in effect immediately shall terminate; provided, that the optionee (or the optionee's legal representative) shall have the right to exercise the Stock Option during its term within a period of three months after such termination of employment to the extent that the Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 6(e), the optionee (and the optionee's legal representative) shall not have any rights under any Stock Option, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under any Stock Option, if the Committee shall determine that (i) the employment of the optionee with the Company or any Subsidiary has been terminated for cause or (ii) the optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the optionee (and the optionee's legal representative) shall have no right under any Stock Option to purchase any shares of Common Stock regardless of whether the optionee (or the optionee's legal representative) shall have delivered a notice of exercise prior to the Committee's making of such determination. Any Stock Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Section 6(e) which has the effect of eliminating the Company's obligation to sell or deliver shares of Common Stock under such Stock Option.

          In the event that an optionee ceases to be employed either by the Company or by a Subsidiary by reason of such optionee's Disability, prior to the expiration of a Stock Option and without such optionee's having fully exercised such Stock Option, such optionee or such optionee's legal representative shall have the right to exercise such Stock Option during its term within a period of six months after such termination of employment to the extent that such Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          In the event that an optionee ceases to be employed either by the Company or by a Subsidiary by reason of such optionee's death, prior to the expiration of a Stock Option and without such optionee's having fully exercised such Stock Option, the personal representative of such optionee's estate or the person who acquired the right to exercise such Stock Option by bequest or inheritance from such optionee shall have the right to exercise such Stock Option during its term within a period of twelve months after the date of such optionee's death to the extent that such Stock Option was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          The foregoing provisions of this Section 6(e) shall not be applicable to non-employee directors of the Company.

          (f)    Rights Upon Termination of Service as a Director.    Unless the applicable option agreement provides otherwise, if an optionee who is a non-employee director of the Company ceases to be a director of the Company for any reason other than retirement from the Board under the circumstances described in the following paragraph of this Section 6(f) or death, then each outstanding but unexercised Stock Option held by such optionee shall continue to be exercisable only to the extent that it was exercisable at the time that such optionee ceased to be a director of the Company and only until the earlier of (i) three months after such optionee ceased to be a director of the Company or (ii) the expiration of the term of such Stock Option.

          Unless the applicable option agreement provides otherwise, if an optionee who is a non-employee director of the Company ceases to be a director of the Company (other than by reason of death) and at the time of such occurrence (the "Retirement Date") is at least age 65 with ten or more years of service as a non-employee director of the Company or is at least age 70 with five or more years of service as a non-employee director of the Company, then each outstanding but unexercised Stock Option held by such optionee on the Retirement Date shall continue to be or become exercisable in accordance with its terms until the earlier of (i) five years after the Retirement Date or (ii) the expiration of the term of such Stock Option.

          Unless the applicable option agreement provides otherwise, if an optionee who is a non-employee director of the Company dies, then each outstanding but unexercised Stock Option which had been held by such grantee for at least twelve months as of the date of such optionee's death automatically shall become exercisable in full (if not already exercisable) upon such optionee's death. Each outstanding but unexercised Stock Option which becomes exercisable pursuant to the preceding sentence and each outstanding but unexercised Stock Option held by such optionee which was exercisable on the date of such optionee's death may be exercised by the legal representative of such optionee's estate or by the beneficiaries of such estate to whom such Stock Option is distributed until the earlier of (i) three years after the date of such optionee's death or (ii) the expiration of the term of such Stock Option.

          The foregoing provisions of this Section 6(f) shall be applicable only to non-employee directors of the Company.

  To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted under the Plan (and all other plans of the Company and its Subsidiaries) become exercisable for the first time by any individual in any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. No Incentive Stock Option shall be granted to any employee if, at the time the option is granted, the employee (in his or her own right or by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary unless at the time such option is granted the option price is at least 110% of the Fair Market Value of the stock subject to such Stock Option and such Stock Option by its terms is not exercisable after the expiration of five years from the date of its grant.

        7.    Stock Appreciation Rights.    Stock Appreciation Rights shall enable the grantees thereof to benefit from increases in the Fair Market Value of shares of Common Stock and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)    Award.    A Stock Appreciation Right shall entitle the grantee, subject to such terms and conditions as the Committee may prescribe, to receive upon the exercise thereof an award equal to all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of the exercise of such right over (ii) a specified price which shall not be less than the Fair Market Value of the Common Stock at the time the right is granted. Subject to the limitations set forth in Section 4, such award may be paid by the Company in cash, in shares of Common Stock (valued at their then Fair Market Value), or in any combination thereof, as the Committee may determine. Stock Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option.

          (b)    Term.    Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee; provided, that no Stock Appreciation Right shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Appreciation Right granted under the Plan shall become exercisable one year after the date of its grant, unless the agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

          (c)    Rights upon Termination of Employment.    In the event that a grantee of a Stock Appreciation Right ceases to be employed either by the Company or by a Subsidiary for any reason other than such grantee's death or Disability, any rights of the grantee under any Stock Appreciation Right then in effect immediately shall terminate; provided, that the grantee (or the grantee's legal representative) shall have the right to exercise the Stock Appreciation Right during its term within a period of three months after such termination of employment to the extent that the Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 7(c), the grantee (and the grantee's legal representative) shall not have any rights under any Stock Appreciation Right, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under any Stock Appreciation Right, if the Committee shall determine that (i) the employment of the grantee with the Company or any Subsidiary has been terminated for cause or (ii) the grantee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the grantee (and the grantee's legal representative) shall have no right under any Stock Appreciation Right regardless of whether the grantee (or the grantee's legal representative) shall have delivered a notice of exercise prior to the Committee's making of such determination. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Section 7(c) which has the effect of eliminating the Company's obligations under such Stock Appreciation Right.

          In the event that a grantee of a Stock Appreciation Right ceases to be employed either by the Company or by a Subsidiary by reason of such grantee's Disability, prior to the expiration of a Stock Appreciation Right and without such grantee's having fully exercised such Stock Appreciation Right, such grantee or such grantee's legal representative shall have the right to exercise such Stock Appreciation Right during its term within a period of six months after such termination of employment to the extent that such Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          In the event that a grantee of a Stock Appreciation Right ceases to be employed either by the Company or by a Subsidiary by reason of such grantee's death, prior to the expiration of a Stock Appreciation Right and without such grantee's having fully exercised such Stock Appreciation Right, the personal representative of the grantee's estate or the person who acquired the right to exercise such Stock Appreciation Right by bequest or inheritance from such grantee shall have the right to exercise such Stock Appreciation Right during its term within a period of twelve months after the date of such grantee's death to the extent that such Stock Appreciation Right was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          The foregoing provisions of this Section 7(c) shall not be applicable to non-employee directors of the Company.

          (d)    Rights Upon Termination of Service as a Director.    Unless the applicable agreement provides otherwise, if a grantee of a Stock Appreciation Right who is a non-employee director of the Company ceases to be a director of the Company for any reason other than retirement from the Board under circumstances described in the following paragraph of this Section 7(d) or death, then each outstanding but unexercised Stock Appreciation Right held by such grantee shall continue to be exercisable only to the extent that it was exercisable at the time that such grantee ceased to be a director of the Company and only until the earlier of (i) three months after such grantee ceased to be a director of the Company or (ii) the expiration of the term of such Stock Appreciation Right.

          Unless the applicable agreement provides otherwise, if the grantee of a Stock Appreciation Right who is a non-employee director of the Company ceases to be a director of the Company (other than by reason of death) and at the time of such occurrence (the "Retirement Date") is at least age 65 with ten or more years of service as a director of the Company or is at least age 70 with five or more years of service as a director of the Company, then each outstanding but unexercised Stock Appreciation Right held by such grantee on the Retirement Date shall continue to be or become exercisable in accordance with its terms until the earlier of (i) five years after the Retirement Date or (ii) the expiration of the term of such Stock Appreciation Right.

          Unless the applicable agreement provides otherwise, if the grantee of a Stock Appreciation Right who is a non-employee director of the Company dies, then each outstanding but unexercised Stock Appreciation Right which had been held by such grantee for at least twelve months as of the date of such grantee's death automatically shall become exercisable in full (if not already exercisable) upon such grantee's death. Each outstanding but unexercised Stock Appreciation Right which becomes exercisable pursuant to the preceding sentence and each outstanding but unexercised Stock Appreciation Right held by such grantee which was exercisable on the date of such grantee's death may be exercised by the legal representative of such grantee's estate or by the beneficiaries of such estate to whom such Stock Appreciation Right is distributed until the earlier of (i) three years after the date of such grantee's death or (ii) the expiration of the term of such Stock Appreciation Right.

          The foregoing provisions of this Section 7(d) shall be applicable only to non-employee directors of the Company.

        8.    Performance Unit Awards.    Performance Unit Awards shall entitle the grantees thereof to receive future payments based upon and subject to the achievement of preestablished long-term performance targets and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)    Performance Period.    The Committee shall establish with respect to each Performance Unit Award a performance period of not fewer than two years nor more than five years.

          (b)    Unit Value.    The Committee shall establish with respect to each Performance Unit Award a value for each unit which shall not change thereafter or which may vary thereafter on the basis of criteria specified by the Committee.

          (c)    Performance Targets.    The Committee shall establish with respect to each Performance Unit Award maximum and minimum performance targets to be achieved during the applicable performance period. The achievement of the maximum targets shall entitle a grantee to payment with respect to the full value of a Performance Unit Award. The achievement of less than the maximum targets, but in excess of the minimum targets, shall entitle a grantee to payment with respect to a portion of a Performance Unit Award according to the level of achievement of the applicable targets as specified by the Committee. To the extent the Committee deems necessary or appropriate to protect the Company against the loss of deductibility pursuant to Section 162(m) of the Code, such targets shall be established in conformity with the requirements of Section 162(m) of the Code.

          (d)    Performance Measures.    Performance targets established by the Committee shall relate to corporate, division, subsidiary, group, or unit performance in terms of objective financial criteria or performance goals which satisfy the requirements of Section 162(m) of the Code or, with respect to grantees not subject to Section 162(m) of the Code, such other measures or standards of performance as the Committee may determine. Multiple targets may be used and may have the same or different weighting, and the targets may relate to absolute performance or relative performance measured against other companies, businesses, or indexes.

          (e)    Adjustments.    At any time prior to the payment of a Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions of such Performance Unit Award, including the Company's or another company's financial performance for Plan purposes, in order to reduce or eliminate, but not to increase, the payment with respect to a Performance Unit Award that otherwise would be due upon the attainment of such previously established performance targets. Such adjustments shall be made to reflect major unforeseen events or changes in circumstances affecting the Company such as but not limited to changes in laws, regulations or accounting principles, mergers, acquisitions or divestitures, or other extraordinary, unusual, or nonrecurring items or events.

          (f)    Payment of Performance Unit Awards.    Upon the conclusion of each performance period, the Committee shall determine the extent to which the applicable performance targets have been attained and any other terms and conditions have been satisfied for such period and shall provide such certification thereof as may be necessary to satisfy the requirements of Section 162(m) of the Code. The Committee shall determine what, if any, payment is due on a Performance Unit Award and, subject to the limitations set forth in Section 4, whether such payment shall be made in cash, in shares of Common Stock (valued at their then Fair Market Value), or in a combination thereof. Payment of a Performance Unit Award shall be made in a lump sum or in installments, as determined by the Committee, commencing as promptly as practicable after the end of the performance period unless such payment is deferred upon such terms and conditions as may be specified by the Committee.

          (g)    Termination of Employment.    In the event that a grantee of a Performance Unit Award ceases to be employed either by the Company or by a Subsidiary for any reason other than such grantee's death or Disability, any rights of such grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the partial payment of any such Performance Unit Award if the Committee determines such action to be equitable.

          In the event that a grantee of a Performance Unit Award ceases to be employed either by the Company or by a Subsidiary by reason of such grantee's death or Disability, any rights of such grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the payment to such grantee or such grantee's legal representative of all or any portion of such Performance Unit Award to the extent earned under the applicable performance targets, even though the applicable performance period has not ended, upon such terms and conditions as may be specified by the Committee.

        9.    Restricted Stock Awards.    Restricted Stock Awards shall (i) consist of shares of Common Stock restricted against transfer, (ii) be subject to a substantial risk of forfeiture and to other terms and conditions intended to further the purpose of the Plan as the Committee may determine, and (iii) be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)    Restriction Period.    The Common Stock covered by Restricted Stock Awards shall be subject to the applicable restrictions established by the Committee over such period as the Committee shall determine. To the extent the Committee deems necessary or appropriate to protect the Company against the loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards also may be subject to the attainment of one or more preestablished performance objectives which relate to corporate, subsidiary, division, group, or unit performance in terms of objective financial criteria or performance goals which satisfy the requirements of Section 162(m) of the Code; provided, that any such preestablished financial criteria or performance goals subsequently may be adjusted by the Committee to reduce or eliminate, but not to increase, a Restricted Stock Award in order to take into account unforeseen events or changes in circumstances affecting the Company such as but not limited to changes in laws, regulations or accounting principles, mergers, acquisitions or divestitures, or other extraordinary, unusual, or nonrecurring items or events.

          (b)    Restriction upon Transfer.    Shares of Common Stock covered by Restricted Stock Awards may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as provided in the Plan or in any Restricted Stock Award agreement entered into between the Company and a grantee, during the restriction period applicable to such shares. Notwithstanding the foregoing provisions of this Section 9(b), and except as otherwise provided in the Plan or the applicable Restricted Stock Award agreement, a grantee of a Restricted Stock Award shall have all of the other rights of a holder of Common Stock including but not limited to the right to receive dividends and the right to vote such shares.

          (c)    Payment.    The Committee shall determine the amount, form and time of payment, if any, that shall be required from the grantee of a Restricted Stock Award in consideration of the issuance and delivery of the shares of Common Stock covered by such Restricted Stock Award.

          (d)    Certificates.    Each certificate issued in respect of shares of Common Stock covered by a Restricted Stock Award shall be registered in the name of the grantee and shall bear substantially the following legend (in addition to any other legends which may be appropriate):

    "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the CSG Systems International, Inc. 2005 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and CSG Systems International, Inc. Release from such terms and conditions may be obtained only in accordance with the provisions of such Plan and Agreement, a copy of each of which is on file in the office of the Secretary of CSG Systems International, Inc."

  The Committee may require the grantee of a Restricted Stock Award to enter into an escrow agreement providing that the certificates representing the shares covered by such Restricted Stock Award will remain in the physical custody of an escrow agent until all restrictions are removed or expire and may require that the certificates held in such escrow be accompanied by a stock power, endorsed in blank by the grantee, relating to the Common Stock covered by such certificates. The Company also may use a book-entry system of uncertificated shares to administer grants of Restricted Stock Awards and to effect any withholding required by Section 15.

          (e)    Lapse of Restrictions.    Except for preestablished performance objectives established with respect to Restricted Stock Awards to grantees subject to Section 162(m) of the Code, the Committee may provide for the lapse of restrictions applicable to Common Stock subject to Restricted Stock Awards in installments and may waive such restrictions in whole or in part based upon such factors and such circumstances as the Committee shall determine. Upon the lapse of such restrictions, subject to the provisions of Section 15, certificates for shares of Common Stock, free of the restrictive legend set forth in Section 9(d), shall be issued to the grantee or the grantee's legal representative automatically in the case of certificated shares or upon the request of the grantee in the case of uncertificated shares. The Committee shall have authority to accelerate the expiration of the applicable restriction period with respect to all or any portion of the shares of Common Stock covered by a Restricted Stock Award except, with respect to grantees subject to Section 162(m) of the Code, to the extent such acceleration would result in the loss of the deductibility of such Restricted Stock Award pursuant to Section 162(m) of the Code.

          (f)    Termination of Employment or Service as a Director.    If a grantee of a Restricted Stock Award ceases to be employed either by the Company or by a Subsidiary or to serve as a director of the Company for any reason, then any rights of such grantee with respect to shares of Common Stock that remain subject to restrictions under such Restricted Stock Award shall terminate immediately, and any shares of Common Stock covered by a Restricted Stock Award with unlapsed restrictions shall be subject to reacquisition by the Company upon the terms set forth in the applicable agreement with such grantee. The Committee may provide for complete or partial exceptions to such employment or service requirement if the Committee determines such action to be equitable.

        10.    Restricted Stock Unit Awards.    Restricted Stock Unit Awards shall entitle the grantees thereof to receive future payments from the Company either in shares of Common Stock or in cash or in a combination of Common Stock and cash at such time or times and on such terms as the Committee shall approve from time to time. The following provisions shall be applicable to Restricted Stock Unit Awards:

          (a)    Award Agreement.    Each Restricted Stock Unit Award shall be evidenced by an agreement, in a form approved by the Committee, which sets forth the number of Restricted Stock Units covered by such Award, the time or times when such Restricted Stock Units will vest in the grantee, and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

          (b)    Payment of Award.    Upon the vesting of a Restricted Stock Unit, the Company shall pay the amount of such Restricted Stock Units to the grantee either (i) in shares of Common Stock on the basis of one share of Common Stock for each vested Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value on the vesting date of one share of Common Stock for each vested Restricted Stock Unit, or (iii) in a combination of cash and shares of Common Stock as the Committee in its discretion shall determine with respect to such Award either in the applicable Award agreement or at the time of the vesting of such Restricted Stock Unit.

          (c)    Termination of Employment or Service as a Director.    If a grantee of a Restricted Stock Unit Award ceases to be employed either by the Company or by a Subsidiary or to serve as a director of the Company for any reason, then any rights of such grantee with respect to the unvested portion of such Restricted Stock Unit Award shall terminate immediately. The Committee may provide for complete or partial exceptions to such employment or service requirement if the Committee determines such action to be equitable.

          (d)    Performance Objectives.    To the extent the Committee deems necessary or appropriate to protect the Company against the loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Unit Awards may be subject to the attainment of one or more preestablished performance objectives which relate to corporate, subsidiary, division, group, or unit performance in terms of objective financial criteria or performance goals which satisfy the requirements of Section 162(m) of the Code; provided, that any such preestablished financial criteria or performance goals subsequently may be adjusted by the Committee to reduce or eliminate, but not to increase, a Restricted Stock Unit Award in order to take into account unforeseen events or changes in circumstances affecting the Company such as but not limited to changes in laws, regulations or accounting principles, mergers, acquisitions or divestitures, or other extraordinary, unusual, or nonrecurring items or events.

        11.    Stock Bonus Awards.    The Committee may grant a Stock Bonus Award to an eligible grantee under the Plan based upon corporate, division, subsidiary, group, or unit performance in terms of preestablished objective financial criteria or performance goals or, with respect to participants not subject to Section 162(m) of the Code, such other measures or standards of performance (including but not limited to performance already accomplished) as the Committee may determine; provided, that any such preestablished financial criteria or performance goals subsequently may be adjusted to reduce or eliminate, but not to increase, a Stock Bonus Award in order to take into account unforeseen events or changes in circumstances affecting the Company such as but not limited to changes in laws, regulations or accounting principles, mergers, acquisitions or divestitures, or other extraordinary, unusual, or nonrecurring items or events.

        If appropriate in the sole discretion of the Committee, Stock Bonus Awards shall be evidenced by agreements in such form as the Committee shall approve from time to time. In addition to any applicable performance goals or standards and subject to the terms of the Plan, shares of Common Stock which are the subject of a Stock Bonus Award may be (i) subject to additional restrictions (including but not limited to restrictions on transfer) or (ii) granted directly to a grantee free of any restrictions, as the Committee shall deem appropriate.

        12.    General Restrictions.    Each award or grant under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the grantee of an award or grant with respect to the disposition of the shares of Common Stock subject or related thereto is necessary or desirable as a condition of, or in connection with, such award or grant or the issuance or purchase of shares of Common Stock thereunder, then such award or grant may not be consummated and any rights thereunder may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained upon conditions acceptable to the Committee. Awards or grants under the Plan shall be subject to such additional terms and conditions, not inconsistent with the Plan, as the Committee in its sole discretion deems necessary or desirable, including but not limited to such terms and conditions as are necessary to enable a grantee to avoid any short-swing profit recapture liability under Section 16 of the Exchange Act.

        13.    Single or Multiple Agreements.    Multiple forms of awards or grants or combinations thereof may be evidenced either by a single agreement or by multiple agreements, as determined by the Committee.

        14.    Rights of a Stockholder.    Unless otherwise provided by the Plan, the grantee of any award or grant under the Plan shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject or related to such award or grant unless and until certificates for such shares of Common Stock are issued to such grantee or until uncertificated shares have been credited to an account established for such grantee.

        15.    No Right to Continue Employment or Service as a Director.    Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any grantee who is an employee of the Company or any Subsidiary the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such grantee with or without cause. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any grantee who is a non-employee director of the Company the right to continue to serve as a director of the Company.

        16.    Withholding.    The Company's obligation to (i) deliver shares of Common Stock or pay cash upon the exercise of any Stock Option or Stock Appreciation Right, (ii) deliver shares of Common Stock or pay cash in payment of any Performance Unit Award, (iii) deliver stock certificates upon the vesting of any Restricted Stock Award, (iv) deliver shares of Common Stock or pay cash upon the vesting of any Restricted Stock Unit Award, or (v) deliver shares of Common Stock upon the grant of any Stock Bonus Award shall be subject to applicable federal, state, and local tax withholding requirements. In the discretion of the Committee, amounts required to be withheld for taxes may or must be paid by the grantee in cash or shares of Common Stock (either through the surrender of previously held shares of Common Stock or the withholding of shares of Common Stock otherwise issuable or deliverable upon the exercise, payment or vesting of such Stock Option, Stock Appreciation Right, or Award) having a Fair Market Value equal to the required tax withholding amount and upon such other terms and conditions as the Committee shall determine; provided, that any election by a grantee subject to Section 16(b) of the Exchange Act to pay any tax withholding in shares of Common Stock shall be subject to and must comply with any applicable rules under Section 16(b) of the Exchange Act.

        17.    Indemnification.    No member of the Board or the Committee, and no officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan or any award or option granted under the Plan; and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the fullest extent permitted by law, be fully indemnified and held harmless by the Company in respect of any such action, determination or interpretation.

        18.    Non-Assignability.    No award or grant under the Plan shall be assignable or transferable by the recipient thereof except by will, by the laws of descent and distribution, or, in the case of awards or grants other than Incentive Stock Options, pursuant to a qualified domestic relations order. No right or benefit under the Plan shall be liable for the debts, liabilities, or alimony or child support obligations of the person entitled to such right or benefit, either by assignment, attachment, or any other method, and shall not be subject to be taken by the creditors or alimony or child support obligees of the person entitled to such right or benefit by any process whatsoever.

        19.    Nonuniform Determinations.    The Committee's determinations under the Plan (including but not limited to determinations of the persons to receive awards or grants, the form, amount, and timing of such awards or grants, the terms and provisions of such awards or grants and the agreements evidencing them, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among the persons who receive, or are eligible to receive, awards or grants under the Plan, whether or not such persons are similarly situated.

        20.    Adjustments.    In the event of any change in the outstanding shares of Common Stock, by reason of a stock dividend or distribution, stock split, recapitalization, merger, reorganization, consolidation, split-up, spin-off, combination of shares, exchange of shares, or other change in corporate structure affecting the Common Stock, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) reserved for issuance under the Plan, (ii) for which grants or awards may be made to an individual grantee, and (iii) covered by outstanding awards and grants denominated in shares or units of Common Stock, (b) the exercise or other applicable price related to outstanding awards or grants, and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding awards or grants and shall make such other adjustments not inconsistent with the provisions of Section 22 as may be equitable under the circumstances; provided, that the number of shares subject to any award or grant always shall be a whole number.

        21.    Terms of Payment.    Subject to any other applicable provisions of the Plan and to any applicable laws, whenever payment by a grantee is required with respect to shares of Common Stock which are the subject of an award or grant under the Plan, the Committee shall determine the time, form, and manner of such payment, including but not limited to lump-sum payments and installment payments upon such terms and conditions as the Committee may prescribe. Installment payment obligations of a grantee may be evidenced by full-recourse, limited-recourse, or non-recourse promissory notes or other instruments, with or without interest and with or without collateral or other security as the Committee may determine.

        22.    Termination and Amendment.    The Board may terminate the Plan or amend the Plan or any provision thereof at any time, including but not limited to amendments to the Plan necessary to comply with the requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, Section 422 of the Code, or regulations issued under any of such statutory provisions. The termination or any amendment of the Plan shall not, without the consent of a grantee, adversely affect such grantee's rights under an award or grant previously made to such grantee under the Plan. The Committee may amend the terms of any award or grant previously made under the Plan, prospectively or retroactively; but, subject to the provisions of Section 20, no such amendment shall, except as otherwise expressly permitted by the Plan, adversely affect the rights of the grantee of such award or grant without such grantee's consent. Except in connection with a transaction involving the Common Stock (such as but not limited to a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination of shares, or exchange of shares), the Committee may not, without stockholder approval, (i) amend the terms of an outstanding Stock Option so as to reduce the exercise price of such Stock Option, (ii) amend the terms of a Stock Appreciation Right so as to reduce the specified stock price applicable to such Stock Appreciation Right at the time of its grant, or (iii) cancel an outstanding Stock Option or Stock Appreciation Right in exchange for cash, other awards, Stock Options with an exercise price that is less than the exercise price of the original Stock Option, or Stock Appreciation Rights with a specified stock price that is less than the specified stock price applicable to the original Stock Appreciation Right. Notwithstanding the foregoing provisions of this Section 22, stockholder approval of any action referred to in this Section 22 shall be required whenever necessary to satisfy the applicable requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, Section 422 of the Code, or any regulations issued under any of such statutory provisions or the applicable requirements of any market or exchange on which shares of the Common Stock are listed or traded.

        23.    Severability.    With respect to participants subject to Section 16 of the Exchange Act, (i) the Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor to such rule, (ii) all transactions involving grantees who are subject to Section 16(b) of the Exchange Act are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan, and (iii) any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to grantees who are subject to Section 16(b) of the Exchange Act. If any of the terms or provisions of the Plan, or awards or grants made under the Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to awards or grants intended to be subject to or governed by Section 162(m) or Section 422 of the Code, as the case may be, then such terms or provisions shall be deemed to be inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code, as the case may be. With respect to an Incentive Stock Option, if the Plan does not contain any provision required to be included in the Plan under Section 422 of the Code (as amended from time to time) or any successor to such section, then such provision shall be deemed to be incorporated in the Plan with the same force and effect as if such provision had been expressly set out in the Plan.

        24.    Effect on Other Plans.    Participation in the Plan shall not affect the eligibility of an employee or a non-employee director of the Company to participate in any other benefit or incentive plan of the Company or any Subsidiary. Any awards made pursuant to the Plan shall not be taken into account in determining the benefits provided or to be provided under any other plan of the Company or any Subsidiary unless otherwise specifically provided in such other plan.

        25.    Term of Plan.    The Plan shall become effective on the date of its approval by the stockholders of the Company and shall terminate for purposes of further grants on the first to occur of (i) December 31, 2020, or (ii) the effective date of the termination of the Plan by the Board pursuant to Section 22. No awards or options may be granted under the Plan after the termination of the Plan, but such termination shall not affect any awards or options outstanding under the Plan at the time of such termination or the authority of the Committee to continue to administer the Plan apart from the making of further grants.

        26.    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of Delaware.

  27.
  Section 409A.

          (a)    Time and Form of Payment.    Notwithstanding anything contained in the Plan or in an award agreement to the contrary, the time and form of payment of an award that is subject to the limitations imposed by Section 409A of the Code shall be set forth in the applicable award agreement on or before the time at which the grantee of the award obtains a legally binding right to the award (or such other time permitted under Section 409A of the Code) and such time and form of payment shall comply with the requirements of Section 409A of the Code.

          (b)    Delay in Payment.    Notwithstanding anything contained in the Plan or an award agreement to the contrary, if the grantee of the award is deemed by the Company at the time of such grantee's "separation from service" with the Company to be a "specified employee" as determined under Section 409A of the Code, any nonqualified deferred compensation to which such grantee is entitled under the Plan in connection with such separation from service shall not be paid or commence payment until the date which is the first business day following the six-month period after such grantee's separation from service (or if earlier, such grantee's death). Such delay in payment shall only be effected with respect to each separate payment to the extent required to avoid adverse tax treatment to such grantee under Section 409A of the Code. Any compensation which would have otherwise been paid during the delay period (whether in a lump sum or in installments) in the absence of this Section 27 shall be paid to such grantee or such grantee's Beneficiary in a lump-sum payment on the first business day following the expiration of the delay period.

          (c)    Amendments.    Notwithstanding anything in the Plan to the contrary, the Plan and awards granted under the Plan are intended to be eligible for certain regulatory exceptions to the limitations of, or to comply with, the requirements of Section 409A of the Code. The Committee, in the exercise of its sole discretion and without the consent of the grantee of an award under the Plan, may amend or modify the terms of an award in any manner and delay the payment of any amounts payable pursuant to an award to the minimum extent necessary to reasonably comply with the requirements of Section 409A of the Code, provided that the Company shall not be required to assume any increased economic burden. No action so taken by the Committee with respect to the requirements of Section 409A of the Code shall be deemed to adversely affect the rights of a grantee of an award under the Plan with respect to an award or to require the consent of such grantee. The Committee reserves the right to make additional changes to the Plan and awards from time to time to the extent it deems necessary with respect to Section 409A of the Code.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CSG SYSTEMS INTERNATIONAL, INC. 9555 MAROON CIRCLE ENGLEWOOD, CO 80112 JOSEPH T. RUBLE M71198-P48720 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. CSG SYSTEMS INTERNATIONAL, INC. For All Except Withhold All For All The Board of Directors recommends you vote FOR the following nominees: ! ! ! 1. Election of Directors Nominees: 01) David G. Barnes 02) John L. M. Hughes 03) Donald V. Smith The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. For Against Abstain ! ! ! 2. Approve, on an advisory basis, our executive compensation. ! ! ! 3. Approve an amendment to increase the number of shares authorized for issuance under our Amended and Restated 2005 Stock Incentive Plan. ! ! ! 4. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2014. NOTE: Any other business that properly comes before the meeting or any adjournment or postponement of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. M71199-P48720 CSG SYSTEMS INTERNATIONAL, INC. Annual Meeting of Stockholders May 22, 2014 8:00 AM LDT This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Peter E. Kalan and Joseph T. Ruble, and each or either of them, as attorneys and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of stock of CSG Systems International, Inc. (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sofitel Chicago Water Tower Hotel, 20 East Chestnut Street, Chicago, Illinois, at 8:00 a.m. (Local Daylight Time) on May 22, 2014, and at any adjournments or postponements of the meeting, on the matters set forth on the reverse side hereof and in their discretion on any other matters that properly may come before such meeting or any adjournments thereof. THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. The undersigned hereby ratifies and confirms all that either of such attorneys and proxies, or their substitutes, may do or cause to be done by virtue hereof and acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company to be held on May 22, 2014, the Proxy Statement of the Company for such Annual Meeting, and the 2013 Form 10-K of the Company. Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 22, 2014. Meeting Information CSG SYSTEMS INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: March 28, 2014 Date: May 22, 2014 Time: 8:00 AM LDT Location: Sofitel Chicago Water Tower Hotel 20 East Chestnut Street Chicago, Illinois 60611 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CSG SYSTEMS INTERNATIONAL, INC. 9555 MAROON CIRCLE ENGLEWOOD, CO 80112 JOSEPH T. RUBLE M71212-P48720 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice And Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2014 to facilitate timely delivery. M71213-P48720 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees: 01) David G. Barnes 02) John L. M. Hughes 03) Donald V. Smith The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. 2. Approve, on an advisory basis, our executive compensation. 3. Approve an amendment to increase the number of shares authorized for issuance under our Amended and Restated 2005 Stock Incentive Plan. 4. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2014. NOTE: Any other business that properly comes before the meeting or any adjournment or postponement of the meeting. M71214-P48720

M71215-P48720